Exhibit 4.2 CONTRIBUTION AGREEMENT dated as of January 24, 2019 by and among EB DEFENSE, LLC, BOEING EB DEFENSE, LLC, THE BOEING COMPANY, EMBRAER AIRCRAFT HOLDING, INC. and EMBRAER S.A. Exhibit 4.2 CONTRIBUTION AGREEMENT dated as of January 24, 2019 by and among EB DEFENSE, LLC, BOEING EB DEFENSE, LLC, THE BOEING COMPANY, EMBRAER AIRCRAFT HOLDING, INC. and EMBRAER S.A.

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS ..............................................................................................2 Section 1.1 Definitions........................................................................................2 Section 1.2 Index of Defined Terms ....................................................................8 ARTICLE II CLOSING DATE CONTRIBUTIONS; CLOSING ..............................10 Section 2.1 Closing Date Cash Commitments ..................................................10 Section 2.2 Closing ...........................................................................................10 Section 2.3 Other Closing Deliveries................................................................11 ARTICLE III CERTAIN REPRESENTATIONS AND WARRANTIES OF EMBRAER ...........................................................................................................11 Section 3.1 Representations of Embraer Regarding the Company and Certain Contributed Assets ..........................................................................11 ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE MEMBERS 12 Section 4.1 Incorporation; Authorization .........................................................13 Section 4.2 No Conflict.....................................................................................13 Section 4.3 Governmental Authorizations ........................................................14 Section 4.4 Absence of Litigation ......................................................................14 Section 4.5 Brokers ...........................................................................................14 Section 4.6 Anti-Bribery ....................................................................................14 Section 4.7 No Other Representations and Warranties; Disclaimers ...............15 ARTICLE V ADDITIONAL AGREEMENTS ..............................................................16 Section 5.1 Required Regulatory Approvals. ...................................................16 Section 5.2 Confidentiality ................................................................................17 Section 5.3 Further Action ................................................................................18 Section 5.4 Exclusivity ......................................................................................19 Section 5.5 Finalization of Defense JV Commercial Agreements ...................19 Section 5.6 Tax Treatment .................................................................................19 Section 5.7 Company Operations .....................................................................20 Section 5.8 FAB License ...................................................................................20 Section 5.9 KC-390 Opportunities ....................................................................20 Section 5.10 Adoption of Key Policies ................................................................21 ARTICLE VI CONDITIONS TO CLOSING ...............................................................21 Section 6.1 Conditions to Each Member’s Obligations to Effect the Closing..21 Section 6.2 Conditions to Embraer’s Obligation to Effect the Closing ............22 i 1034377.14-CHISR01A - MSW TABLE OF CONTENTS Page ARTICLE I DEFINITIONS ..............................................................................................2 Section 1.1 Definitions........................................................................................2 Section 1.2 Index of Defined Terms ....................................................................8 ARTICLE II CLOSING DATE CONTRIBUTIONS; CLOSING ..............................10 Section 2.1 Closing Date Cash Commitments ..................................................10 Section 2.2 Closing ...........................................................................................10 Section 2.3 Other Closing Deliveries................................................................11 ARTICLE III CERTAIN REPRESENTATIONS AND WARRANTIES OF EMBRAER ...........................................................................................................11 Section 3.1 Representations of Embraer Regarding the Company and Certain Contributed Assets ..........................................................................11 ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE MEMBERS 12 Section 4.1 Incorporation; Authorization .........................................................13 Section 4.2 No Conflict.....................................................................................13 Section 4.3 Governmental Authorizations ........................................................14 Section 4.4 Absence of Litigation ......................................................................14 Section 4.5 Brokers ...........................................................................................14 Section 4.6 Anti-Bribery ....................................................................................14 Section 4.7 No Other Representations and Warranties; Disclaimers ...............15 ARTICLE V ADDITIONAL AGREEMENTS ..............................................................16 Section 5.1 Required Regulatory Approvals. ...................................................16 Section 5.2 Confidentiality ................................................................................17 Section 5.3 Further Action ................................................................................18 Section 5.4 Exclusivity ......................................................................................19 Section 5.5 Finalization of Defense JV Commercial Agreements ...................19 Section 5.6 Tax Treatment .................................................................................19 Section 5.7 Company Operations .....................................................................20 Section 5.8 FAB License ...................................................................................20 Section 5.9 KC-390 Opportunities ....................................................................20 Section 5.10 Adoption of Key Policies ................................................................21 ARTICLE VI CONDITIONS TO CLOSING ...............................................................21 Section 6.1 Conditions to Each Member’s Obligations to Effect the Closing..21 Section 6.2 Conditions to Embraer’s Obligation to Effect the Closing ............22 i 1034377.14-CHISR01A - MSW

Section 6.3 Conditions to Boeing’s Obligations to Effect the Closing.............23 ARTICLE VII TERMINATION, AMENDMENT AND WAIVER ...........................23 Section 7.1 Termination ....................................................................................23 Section 7.2 Effect of Termination ......................................................................24 ARTICLE VIII INDEMNIFICATION .........................................................................25 Section 8.1 Survival ...........................................................................................25 Section 8.2 Indemnification by a Member ........................................................25 Section 8.3 Limitations on Indemnification .......................................................25 Section 8.4 Non-Third Party Claims .................................................................26 Section 8.5 Third Party Claims ..........................................................................27 Section 8.6 Additional Indemnification Provisions ..........................................29 Section 8.7 Exclusive Remedies ........................................................................29 ARTICLE IX MISCELLANEOUS ................................................................................30 Section 9.1 Expenses .........................................................................................30 Section 9.2 Amendment; Waiver ......................................................................30 Section 9.3 Assignment; Successors and Assigns .............................................30 Section 9.4 No Third-Party Beneficiaries .........................................................30 Section 9.5 Governing Law ...............................................................................30 Section 9.6 Arbitration ......................................................................................31 Section 9.7 Severability .....................................................................................32 Section 9.8 Counterparts; Electronic Delivery .................................................33 Section 9.9 Descriptive Headings; Interpretation ..............................................33 Section 9.10 Notices ...........................................................................................33 Section 9.11 Entire Agreement ............................................................................36 Section 9.12 Public Announcements ..................................................................36 Section 9.13 Parent Guarantees. ..........................................................................36 ii 1034377.14-CHISR01A - MSW Section 6.3 Conditions to Boeing’s Obligations to Effect the Closing.............23 ARTICLE VII TERMINATION, AMENDMENT AND WAIVER ............................23 Section 7.1 Termination ....................................................................................23 Section 7.2 Effect of Termination .....................................................................24 ARTICLE VIII INDEMNIFICATION .........................................................................25 Section 8.1 Survival ..........................................................................................25 Section 8.2 Indemnification by a Member ........................................................25 Section 8.3 Limitations on Indemnification ......................................................25 Section 8.4 Non-Third Party Claims ..................................................................26 Section 8.5 Third Party Claims .........................................................................27 Section 8.6 Additional Indemnification Provisions ...........................................29 Section 8.7 Exclusive Remedies .......................................................................29 ARTICLE IX MISCELLANEOUS .................................................................................30 Section 9.1 Expenses ........................................................................................30 Section 9.2 Amendment; Waiver .......................................................................30 Section 9.3 Assignment; Successors and Assigns ............................................30 Section 9.4 No Third-Party Beneficiaries ..........................................................30 Section 9.5 Governing Law ..............................................................................30 Section 9.6 Arbitration .......................................................................................31 Section 9.7 Severability ....................................................................................32 Section 9.8 Counterparts; Electronic Delivery ..................................................33 Section 9.9 Descriptive Headings; Interpretation .............................................33 Section 9.10 Notices ............................................................................................33 Section 9.11 Entire Agreement ...........................................................................36 Section 9.12 Public Announcements ...................................................................36 Section 9.13 Parent Guarantees. .........................................................................36 ii 1034377.14-CHISR01A - MSW

INDEX OF EXHIBITS & SCHEDULES Exhibits Exhibit A Form of Amended and Restated LLC Agreement Exhibit B Accounting Policies and Practices Exhibit C Business Plan Exhibit D Certificate of Formation Exhibit E Commercial Document Framework Exhibit F Form of Sales Support Agreement Exhibit G List of Transaction Documents Exhibit H-1 Form of Anti-Bribery Policy Exhibit H-2 Form of Code of Conduct Exhibit H-3 Form of Export-Import Compliance Plan Schedules Schedule 1.1(a) Excluded Orders Schedule 1.1(b) Required Consents Schedule 2.1 Closing Date Contributions Schedule 3.1(c) Sufficiency of IP Schedule 4.4 Litigation Schedule 4.6 Anti-Bribery Schedule 5.1(a) Required Regulatory Approvals iii 1034377.14-CHISR01A - MSW INDEX OF EXHIBITS & SCHEDULES Exhibits Exhibit A Form of Amended and Restated LLC Agreement Exhibit B Accounting Policies and Practices Exhibit C Business Plan Exhibit D Certificate of Formation Exhibit E Commercial Document Framework Exhibit F Form of Sales Support Agreement Exhibit G List of Transaction Documents Exhibit H-1 Form of Anti-Bribery Policy Exhibit H-2 Form of Code of Conduct Exhibit H-3 Form of Export-Import Compliance Plan Schedules Schedule 1.1(a) Excluded Orders Schedule 1.1(b) Required Consents Schedule 2.1 Closing Date Contributions Schedule 3.1(c) Sufficiency of IP Schedule 4.4 Litigation Schedule 4.6 Anti-Bribery Schedule 5.1(a) Required Regulatory Approvals iii 1034377.14-CHISR01A - MSW

CONTRIBUTION AGREEMENT This CONTRIBUTION AGREEMENT (this “Agreement”), dated as of January [●], 2019, is made by and among EB Defense, LLC, a Delaware limited liability company (the “Company”), Boeing EB Defense, LLC, a Delaware limited liability company (“Boeing”), Embraer Aircraft Holding, Inc., a Delaware corporation (“Embraer” and, together with Boeing, the “Members” and each a “Member”), and, solely for the purposes of Sections 5.2 and 9.13, The Boeing Company, a Delaware corporation (“Boeing Parent”), and Embraer S.A., a corporation (sociedade por ações) organized under the laws of the Federative Republic of Brazil (“Embraer Parent”). Each of the Members and the Company are referred to herein as a “Party” and, collectively, the “Parties.” Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in Article I. WHEREAS, contemporaneously with the execution of this Agreement, Boeing Parent, Embraer Parent, and certain of their respective Subsidiaries have entered into that certain Master Transaction Agreement (“MTA”), which sets forth the terms and conditions upon which a Brazilian subsidiary of Boeing Parent will acquire control of a joint venture entity relating to the commercial aviation business of Embraer Parent (the “Commercial Aviation JV”); WHEREAS, as contemplated by the MTA and pursuant to the terms and subject to the conditions set forth in this Agreement, the Members desire to form and jointly own the Company as a joint venture entity to engage in, or conduct, the In-Scope Business; WHEREAS, in connection with the foregoing, Embraer formed the Company on January 10, 2019, as a Delaware limited liability company pursuant to and in accordance with the Delaware Limited Liability Company Act; WHEREAS, Embraer and the Company entered into the original limited liability company agreement of the Company as of January 10, 2019 (the “Original Agreement”); WHEREAS, pursuant to the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined herein): (a) Boeing and Embraer will each make initial cash capital contributions to the Company, and Embraer will license or sub-license the Licensed IP (as defined below) to the Company; (b) Boeing will make future cash contributions to the Company pursuant to an implementation plan to be attached as an exhibit to the Amended and Restated Agreement (as defined below); (c) the Parties will amend and restate the Original Agreement in its entirety by entering into the Amended and Restated Limited Liability Company Agreement of the Company in the form attached hereto as Exhibit A (the “Amended and Restated Agreement” and, the Original Agreement or the Amended and Restated Agreement, when in effect, the “LLC Agreement”); and (d) Embraer will be admitted as a member of the Company in connection therewith; WHEREAS, in furtherance of the transactions contemplated hereby, Embraer Parent will obtain and deliver to Boeing the FAB License (as defined below); and WHEREAS, the Parties recognize the importance of protecting FAB’s Intellectual Property, and, as a result, any Intellectual Property licensed by FAB to Embraer or its Affiliates 1034377.14-CHISR01A - MSW CONTRIBUTION AGREEMENT This CONTRIBUTION AGREEMENT (this “Agreement”), dated as of January [●], 2019, is made by and among EB Defense, LLC, a Delaware limited liability company (the “Company”), Boeing EB Defense, LLC, a Delaware limited liability company (“Boeing”), Embraer Aircraft Holding, Inc., a Delaware corporation (“Embraer” and, together with Boeing, the “Members” and each a “Member”), and, solely for the purposes of Sections 5.2 and 9.13, The Boeing Company, a Delaware corporation (“Boeing Parent”), and Embraer S.A., a corporation (sociedade por ações) organized under the laws of the Federative Republic of Brazil (“Embraer Parent”). Each of the Members and the Company are referred to herein as a “Party” and, collectively, the “Parties.” Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in Article I. WHEREAS, contemporaneously with the execution of this Agreement, Boeing Parent, Embraer Parent, and certain of their respective Subsidiaries have entered into that certain Master Transaction Agreement (“MTA”), which sets forth the terms and conditions upon which a Brazilian subsidiary of Boeing Parent will acquire control of a joint venture entity relating to the commercial aviation business of Embraer Parent (the “Commercial Aviation JV”); WHEREAS, as contemplated by the MTA and pursuant to the terms and subject to the conditions set forth in this Agreement, the Members desire to form and jointly own the Company as a joint venture entity to engage in, or conduct, the In-Scope Business; WHEREAS, in connection with the foregoing, Embraer formed the Company on January 10, 2019, as a Delaware limited liability company pursuant to and in accordance with the Delaware Limited Liability Company Act; WHEREAS, Embraer and the Company entered into the original limited liability company agreement of the Company as of January 10, 2019 (the “Original Agreement”); WHEREAS, pursuant to the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined herein): (a) Boeing and Embraer will each make initial cash capital contributions to the Company, and Embraer will license or sub-license the Licensed IP (as defined below) to the Company; (b) Boeing will make future cash contributions to the Company pursuant to an implementation plan to be attached as an exhibit to the Amended and Restated Agreement (as defined below); (c) the Parties will amend and restate the Original Agreement in its entirety by entering into the Amended and Restated Limited Liability Company Agreement of the Company in the form attached hereto as Exhibit A (the “Amended and Restated Agreement” and, the Original Agreement or the Amended and Restated Agreement, when in effect, the “LLC Agreement”); and (d) Embraer will be admitted as a member of the Company in connection therewith; WHEREAS, in furtherance of the transactions contemplated hereby, Embraer Parent will obtain and deliver to Boeing the FAB License (as defined below); and WHEREAS, the Parties recognize the importance of protecting FAB’s Intellectual Property, and, as a result, any Intellectual Property licensed by FAB to Embraer or its Affiliates 1034377.14-CHISR01A - MSW

and sublicensed by Embraer or its Affiliates to the Company will be subject to confidentiality obligations as set forth in the License Agreements. NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows: ARTICLE I DEFINITIONS Section 1.1 Definitions. “Accounting Policies and Practices” means those certain accounting policies and practices set forth on Exhibit B. “Affiliate” means, in respect of a Person, any other Person who at any time Controls, is Controlled by, or is under common Control with, such Person, but in each case, only for so long as such Control exists. For the avoidance of doubt, the Company and its Subsidiaries (i) shall be deemed Affiliates of Embraer only until the Closing and (ii) shall not be deemed Affiliates of any Member after the Closing for the purposes of this Agreement. “Aftermarket Services & Support Agreements” means the Aftermarket Services & Support Agreements to be entered into by and between the Company and the other parties thereto, in accordance with the principles set forth in the Commercial Document Framework. “Aftermarket Services” means for the KC-390 worldwide (other than any such services performed in respect of aircraft delivered pursuant to Excluded Orders or Loss Orders) spares, sustainment spares, maintenance, repair and overhaul (MRO) services, midlife upgrades and customer support and field services, engineering, training, service bulletins and associated engineering support. “Antitrust Laws” means the Brazilian Federal Law No. 12.529/2011 (as amended), the HSR Act, the Sherman Antitrust Act of 1890, the Clayton Act of 1914, the Federal Trade Commission Act of 1914 and any other applicable Laws relating to antitrust or competition regulation that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition, including such Laws of any other jurisdiction in addition to the United States or Brazil. “Business Day” means any day of the year other than (i) any Saturday or Sunday or (ii) any other day on which banks located in the states of New York or Illinois, United States or the cities of São Paulo or São José dos Campos, state of São Paulo, Brazil are closed for business. “Business Plan” means the business plan of the Company attached hereto as Exhibit C. “Certificate of Formation” means the certificate of formation of the Company filed with the Secretary of State of the State of Delaware on January 10, 2019, in the form attached hereto as Exhibit D, as may be amended by the Members in accordance with the LLC Agreement and the Delaware Act from time to time. 2 and sublicensed by Embraer or its Affiliates to the Company will be subject to confidentiality obligations as set forth in the License Agreements. NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows: ARTICLE I DEFINITIONS Section 1.1 Definitions. “Accounting Policies and Practices” means those certain accounting policies and practices set forth on Exhibit B. “Affiliate” means, in respect of a Person, any other Person who at any time Controls, is Controlled by, or is under common Control with, such Person, but in each case, only for so long as such Control exists. For the avoidance of doubt, the Company and its Subsidiaries (i) shall be deemed Affiliates of Embraer only until the Closing and (ii) shall not be deemed Affiliates of any Member after the Closing for the purposes of this Agreement. “Aftermarket Services & Support Agreements” means the Aftermarket Services & Support Agreements to be entered into by and between the Company and the other parties thereto, in accordance with the principles set forth in the Commercial Document Framework. “Aftermarket Services” means for the KC-390 worldwide (other than any such services performed in respect of aircraft delivered pursuant to Excluded Orders or Loss Orders) spares, sustainment spares, maintenance, repair and overhaul (MRO) services, midlife upgrades and customer support and field services, engineering, training, service bulletins and associated engineering support. “Antitrust Laws” means the Brazilian Federal Law No. 12.529/2011 (as amended), the HSR Act, the Sherman Antitrust Act of 1890, the Clayton Act of 1914, the Federal Trade Commission Act of 1914 and any other applicable Laws relating to antitrust or competition regulation that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition, including such Laws of any other jurisdiction in addition to the United States or Brazil. “Business Day” means any day of the year other than (i) any Saturday or Sunday or (ii) any other day on which banks located in the states of New York or Illinois, United States or the cities of São Paulo or São José dos Campos, state of São Paulo, Brazil are closed for business. “Business Plan” means the business plan of the Company attached hereto as Exhibit C. “Certificate of Formation” means the certificate of formation of the Company filed with the Secretary of State of the State of Delaware on January 10, 2019, in the form attached hereto as Exhibit D, as may be amended by the Members in accordance with the LLC Agreement and the Delaware Act from time to time. 2

“Claim” means any claim (including any cross-claim or counterclaim), cause of action, allegation, infraction notice, charge, complaint, demand, dispute and other assertions of Liability, whenever or however arising. “Closing Date” means the date on which the Closing occurs. “Code” means the U.S. Internal Revenue Code of 1986, as amended, or any successor to such statute. “Commercial Document Framework” means the document attached hereto as Exhibit E, which sets forth certain key principles and other agreements between the Members with respect to the definitive versions of the Defense JV Commercial Agreements, to be negotiated in accordance with Section 5.5. “Company Interest” means a membership interest of the Company issued to a Member. “Consent” means any approval, consent, ratification, permission, waiver or authorization from any Person other than a Governmental Authority. “Contract” means any contract, agreement, click-through terms, purchase order, modification, obligation, instrument, promise, commitment, undertaking or arrangement (whether written, electronic or oral) that is or purports to be legally binding. “Control” (including the terms “Controlled by” and “under common Control with”) means, as used with respect to any Person, possession of the power or authority, directly or indirectly, to direct or cause the direction of management or policies of such Person, whether through ownership of voting securities, as trustee or executor, by Contract or otherwise, including by virtue of having the power to elect a majority of the board of directors or similar body governing the affairs of such Person. “Defense JV Commercial Agreements” means each of the Supply Agreements, License Agreements, Engineering Services Agreements, Aftermarket Services & Support Agreements and the Sales Support Agreement. “Encumbrance” means any lien, encumbrance, security interest, pledge, mortgage, usufruct (usufruto), arrolamento, fiduciary assignment (cessão fiduciária), fiduciary sale (alienação fiduciária), easement, deed of trust, option, warranty, right of way, encroachment, servitude, conditional sale agreements and restrictions, right of first option or right of first refusal, preemptive rights, drag-along right, right of enjoyment, adverse ownership claim, hypothecation, restriction on transfer of title or voting or similar restrictions on the full ownership and possession of a given asset, and any other claims, encumbrances or restrictions that have the same or a similar effect to the granting of security interest in such asset, whether imposed by Contract, Law, equity or otherwise. For clarity, the foregoing shall not include licenses of or other grants of rights to use Intellectual Property or any restrictions on transfer of securities imposed by applicable securities Laws. 3 1034377.14-CHISR01A - MSW “Claim” means any claim (including any cross-claim or counterclaim), cause of action, allegation, infraction notice, charge, complaint, demand, dispute and other assertions of Liability, whenever or however arising. “Closing Date” means the date on which the Closing occurs. “Code” means the U.S. Internal Revenue Code of 1986, as amended, or any successor to such statute. “Commercial Document Framework” means the document attached hereto as Exhibit E, which sets forth certain key principles and other agreements between the Members with respect to the definitive versions of the Defense JV Commercial Agreements, to be negotiated in accordance with Section 5.5. “Company Interest” means a membership interest of the Company issued to a Member. “Consent” means any approval, consent, ratification, permission, waiver or authorization from any Person other than a Governmental Authority. “Contract” means any contract, agreement, click-through terms, purchase order, modification, obligation, instrument, promise, commitment, undertaking or arrangement (whether written, electronic or oral) that is or purports to be legally binding. “Control” (including the terms “Controlled by” and “under common Control with”) means, as used with respect to any Person, possession of the power or authority, directly or indirectly, to direct or cause the direction of management or policies of such Person, whether through ownership of voting securities, as trustee or executor, by Contract or otherwise, including by virtue of having the power to elect a majority of the board of directors or similar body governing the affairs of such Person. “Defense JV Commercial Agreements” means each of the Supply Agreements, License Agreements, Engineering Services Agreements, Aftermarket Services & Support Agreements and the Sales Support Agreement. “Encumbrance” means any lien, encumbrance, security interest, pledge, mortgage, usufruct (usufruto), arrolamento, fiduciary assignment (cessão fiduciária), fiduciary sale (alienação fiduciária), easement, deed of trust, option, warranty, right of way, encroachment, servitude, conditional sale agreements and restrictions, right of first option or right of first refusal, preemptive rights, drag-along right, right of enjoyment, adverse ownership claim, hypothecation, restriction on transfer of title or voting or similar restrictions on the full ownership and possession of a given asset, and any other claims, encumbrances or restrictions that have the same or a similar effect to the granting of security interest in such asset, whether imposed by Contract, Law, equity or otherwise. For clarity, the foregoing shall not include licenses of or other grants of rights to use Intellectual Property or any restrictions on transfer of securities imposed by applicable securities Laws. 3 1034377.14-CHISR01A - MSW

“Engineering Services Agreements” means the Engineering Services Agreements to be entered into by and between the Company and the other parties thereto, in accordance with the principles set forth in the Commercial Document Framework. “Excluded Orders” means (a) all orders from FAB for use by FAB, (b) any order that becomes an Additional Excluded Order in accordance with Section 5.9 and (c) the specific orders set forth on Schedule 1.1(a). “Executory Period Orders” means any In-Scope Business orders originated between the date hereof and the Closing; provided that such orders shall not include any order which is a Loss Order. “FAB” means the Brazilian Air Force (Força Aérea Brasileira). “FAB License” means a written, definitive, duly executed and binding agreement (not including a letter of intent or any other preliminary written agreement) with FAB permitting Embraer to license or sublicense to the Company, as the case may be, the Intellectual Property required to enable the Company to conduct the In-Scope Business in accordance with the Business Plan and to comply with its obligations under the Defense JV Commercial Agreements, which shall, in any case, with respect to all Intellectual Property related to the KC-390 in which FAB has rights, whether through ownership, contract, operation of law or otherwise, include (i) a license, (with the right to sublicense) or sublicense (with the further right to sublicense), as the case may be, which will be exclusive in the United States, to the Company for use of such Intellectual Property by the Company and the Members in the In-Scope Business, and (ii) a waiver or other contractual arrangement pursuant to which FAB is prevented from vetoing, blocking, charging for (other than payment to FAB by the Company of the existing 3.1% royalty in connection with sales of the KC-390), or otherwise restricting, in each case, the Company’s use of such Intellectual Property to conduct the In-Scope Business. For the avoidance of doubt, any Taxes required by Law to be paid by the Company to a Tax Authority in respect of the Company’s payment of the royalty pursuant to the FAB License shall be treated as an expense of the Company and shall be paid by the Company. “Final Assembly Work” means final assembly and check-out of the KC-390 for Sales Work. “Fraud” means conduct including the following elements: (a) representation made of material fact, (b) that was untrue, (c) which the Party making the representation knew to be untrue at the time such representation was made, (d) with the intent to deceive and for the purpose of inducing the recipient to act upon it, (e) on which the recipient relied and (f) as a result of such reliance, the recipient suffered Losses. “Fundamental Representation” means the representations and warranties of each Member, as applicable, set forth in Sections 3.1(a) (Organization; Authorization), 3.1(b) (No Prior Operations or Liabilities), 3.1(c) (Sufficiency of IP), 4.1 (Incorporation; Authorization) and 4.5 (Brokers). “Governance Documents” means each of the Certificate of Formation and the LLC Agreement. 4 “Engineering Services Agreements” means the Engineering Services Agreements to be entered into by and between the Company and the other parties thereto, in accordance with the principles set forth in the Commercial Document Framework. “Excluded Orders” means (a) all orders from FAB for use by FAB, (b) any order that becomes an Additional Excluded Order in accordance with Section 5.9 and (c) the specific orders set forth on Schedule 1.1(a). “Executory Period Orders” means any In-Scope Business orders originated between the date hereof and the Closing; provided that such orders shall not include any order which is a Loss Order. “FAB” means the Brazilian Air Force (Força Aérea Brasileira). “FAB License” means a written, definitive, duly executed and binding agreement (not including a letter of intent or any other preliminary written agreement) with FAB permitting Embraer to license or sublicense to the Company, as the case may be, the Intellectual Property required to enable the Company to conduct the In-Scope Business in accordance with the Business Plan and to comply with its obligations under the Defense JV Commercial Agreements, which shall, in any case, with respect to all Intellectual Property related to the KC-390 in which FAB has rights, whether through ownership, contract, operation of law or otherwise, include (i) a license, (with the right to sublicense) or sublicense (with the further right to sublicense), as the case may be, which will be exclusive in the United States, to the Company for use of such Intellectual Property by the Company and the Members in the In-Scope Business, and (ii) a waiver or other contractual arrangement pursuant to which FAB is prevented from vetoing, blocking, charging for (other than payment to FAB by the Company of the existing 3.1% royalty in connection with sales of the KC-390), or otherwise restricting, in each case, the Company’s use of such Intellectual Property to conduct the In-Scope Business. For the avoidance of doubt, any Taxes required by Law to be paid by the Company to a Tax Authority in respect of the Company’s payment of the royalty pursuant to the FAB License shall be treated as an expense of the Company and shall be paid by the Company. “Final Assembly Work” means final assembly and check-out of the KC-390 for Sales Work. “Fraud” means conduct including the following elements: (a) representation made of material fact, (b) that was untrue, (c) which the Party making the representation knew to be untrue at the time such representation was made, (d) with the intent to deceive and for the purpose of inducing the recipient to act upon it, (e) on which the recipient relied and (f) as a result of such reliance, the recipient suffered Losses. “Fundamental Representation” means the representations and warranties of each Member, as applicable, set forth in Sections 3.1(a) (Organization; Authorization), 3.1(b) (No Prior Operations or Liabilities), 3.1(c) (Sufficiency of IP), 4.1 (Incorporation; Authorization) and 4.5 (Brokers). “Governance Documents” means each of the Certificate of Formation and the LLC Agreement. 4

“Governmental Authority” means the governments of the United States, Brazil and any other sovereign nation or city-state, and any state or other political subdivision thereof, at the federal, state or municipal level, and any other individual, body or entity exercising or having the authority to exercise under the Laws thereof any executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any government authority, autarchy, agency, organization, department, bureau, office, board, commission or instrumentality, including any Tax Authority, and any court, arbitrator or arbitration panel with proper authority and jurisdiction under such Laws. “Governmental Authorization” means any permit, consent, license, ratification, waiver, permission, variance, clearance, registration, qualification, approval or authorization issued, granted, given or otherwise made available by or under the lawful authority of any Governmental Authority or pursuant to any Law. For clarity, the foregoing shall not include registrations or applications for Intellectual Property (or any recordation of transfers or licenses thereof or other recordations, approvals or authorizations in relation thereto). “Governmental Order” means any order (other than an order constituting an approval), writ, judgment, injunction, decree, stipulation, determination or award entered, rendered, issued or made by any Governmental Authority. “HSR Act” means the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder. “In-Scope Business” means, together, Final Assembly Work, Sales Work and Aftermarket Services; provided that In-Scope Business shall not include Restricted Activities. “Indemnity Loss” means any and all Losses (regardless whether such Losses result from the negligence, gross negligence or strict liability of, or any other basis of liability under the Law or in equity with respect to, a Company Indemnified Person); provided that (a) punitive and exemplary damages shall not constitute Indemnity Losses except to the extent they are payable in a Third Party Claim against a Company Indemnified Person for which such Company Indemnified Person is entitled to indemnification under this Agreement and (b) consequential and special damages (including damages relating to lost profits and diminution in value, to the extent such lost profits and diminution in value constitute consequential damages) shall not constitute Indemnity Losses except to the extent they are (i) payable in a Third Party Claim against a Company Indemnified Person for which such Company Indemnified Person is entitled to indemnification under this Agreement or (ii) the natural, probable and reasonably foreseeable result of the matter, facts or circumstances that gave rise to such Indemnity Loss, taking into account any special circumstances of the In-Scope Business known by, or reasonably apparent to, the Indemnifying Person at the later of (x) the date of this Agreement and (y) the time of the event or occurrence providing the basis for indemnification of Indemnity Losses, but excluding, in connection with this clause (ii) only, damages calculated based on multiples of earnings, EBITDA or similar financial metrics, other than in the case of Fraud. “Intellectual Property” means all intellectual property and industrial property rights arising under the Laws of any jurisdiction, including: (a) patents, patent applications (including patents issued thereon) and statutory invention registrations and similar rights in inventions, (b) 5 1034377.14-CHISR01A - MSW “Governmental Authority” means the governments of the United States, Brazil and any other sovereign nation or city-state, and any state or other political subdivision thereof, at the federal, state or municipal level, and any other individual, body or entity exercising or having the authority to exercise under the Laws thereof any executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any government authority, autarchy, agency, organization, department, bureau, office, board, commission or instrumentality, including any Tax Authority, and any court, arbitrator or arbitration panel with proper authority and jurisdiction under such Laws. “Governmental Authorization” means any permit, consent, license, ratification, waiver, permission, variance, clearance, registration, qualification, approval or authorization issued, granted, given or otherwise made available by or under the lawful authority of any Governmental Authority or pursuant to any Law. For clarity, the foregoing shall not include registrations or applications for Intellectual Property (or any recordation of transfers or licenses thereof or other recordations, approvals or authorizations in relation thereto). “Governmental Order” means any order (other than an order constituting an approval), writ, judgment, injunction, decree, stipulation, determination or award entered, rendered, issued or made by any Governmental Authority. “HSR Act” means the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder. “In-Scope Business” means, together, Final Assembly Work, Sales Work and Aftermarket Services; provided that In-Scope Business shall not include Restricted Activities. “Indemnity Loss” means any and all Losses (regardless whether such Losses result from the negligence, gross negligence or strict liability of, or any other basis of liability under the Law or in equity with respect to, a Company Indemnified Person); provided that (a) punitive and exemplary damages shall not constitute Indemnity Losses except to the extent they are payable in a Third Party Claim against a Company Indemnified Person for which such Company Indemnified Person is entitled to indemnification under this Agreement and (b) consequential and special damages (including damages relating to lost profits and diminution in value, to the extent such lost profits and diminution in value constitute consequential damages) shall not constitute Indemnity Losses except to the extent they are (i) payable in a Third Party Claim against a Company Indemnified Person for which such Company Indemnified Person is entitled to indemnification under this Agreement or (ii) the natural, probable and reasonably foreseeable result of the matter, facts or circumstances that gave rise to such Indemnity Loss, taking into account any special circumstances of the In-Scope Business known by, or reasonably apparent to, the Indemnifying Person at the later of (x) the date of this Agreement and (y) the time of the event or occurrence providing the basis for indemnification of Indemnity Losses, but excluding, in connection with this clause (ii) only, damages calculated based on multiples of earnings, EBITDA or similar financial metrics, other than in the case of Fraud. “Intellectual Property” means all intellectual property and industrial property rights arising under the Laws of any jurisdiction, including: (a) patents, patent applications (including patents issued thereon) and statutory invention registrations and similar rights in inventions, (b) 5 1034377.14-CHISR01A - MSW trademarks, service marks, trade names, service names, trade dress, logos, domain names, social media accounts and other identifiers of source, together with goodwill associated with any of the foregoing, (c) all rights in any original works of authorship or any part thereof that are within the scope of any applicable copyright Law, (d) trade secret and all other intellectual property rights in confidential and proprietary information, including in confidential processes, technology, designs, formulae, algorithms, procedures, methods, discoveries, processes, techniques, ideas, know-how, research and development, technical data, tools, materials, specifications, processes, inventions, compositions, formulas, customer information, operational data, invention reports, technical reports, pricing information, software and know-how, and (e) rights in data, databases and software. “KC-390” means the platform commonly known as the Embraer KC-390, as may be updated, improved or modified from time to time within the In-Scope Business. “Law” means any and all laws (including common laws), constitutions, statutes, decrees, ordinances, directives, regulations, rules, codes and any other legislation enacted, promulgated or prescribed by or under the authority of any Governmental Authority, including a Tax Authority, whether domestic or foreign, and including all Governmental Orders and the terms of any Governmental Authorizations. “Legal Proceeding” means any Claim commenced, brought, conducted or heard by or before any Governmental Authority. “Liability” means any and all debts, liabilities, guarantees, assurances, commitments and obligations, whether fixed, contingent or absolute, asserted or unasserted, matured or unmatured, liquidated or unliquidated, accrued or not accrued, known or unknown, due or to become due and whenever or however arising. “License Agreements” means one or more agreements entitled the License Agreement, to be entered into among two or more of Boeing, Embraer and the Company, in accordance with the principles set forth in the Commercial Document Framework. “Loss” means any and all losses, damages (including consequential, special, punitive, exemplary and incidental damages), penalties, fines, Taxes, costs and expenses, and the amounts of or paid or payable in respect of, any and all Liabilities and Claims (including interest, penalties, reasonable attorneys’ and accountants’ fees and disbursements and all amounts paid in investigation, defense or settlement of any of the foregoing), including any of the foregoing or portion thereof that may arise out of or relate to the period after the date of this Agreement. “Loss Order” means an In-Scope Business order originated between the date hereof and the Closing where the expected contract costs associated with such order are expected to exceed expected contract revenue associated with such order (determined in accordance with the Accounting Policies and Practices) as of the time of the Closing. “Master Teaming Agreement” means that certain Master Teaming Agreement for KC-390 Aircraft, Support, and Training, dated as of November 30, 2015, by and between Boeing Parent and Embraer Parent. 6 trademarks, service marks, trade names, service names, trade dress, logos, domain names, social media accounts and other identifiers of source, together with goodwill associated with any of the foregoing, (c) all rights in any original works of authorship or any part thereof that are within the scope of any applicable copyright Law, (d) trade secret and all other intellectual property rights in confidential and proprietary information, including in confidential processes, technology, designs, formulae, algorithms, procedures, methods, discoveries, processes, techniques, ideas, know-how, research and development, technical data, tools, materials, specifications, processes, inventions, compositions, formulas, customer information, operational data, invention reports, technical reports, pricing information, software and know-how, and (e) rights in data, databases and software. “KC-390” means the platform commonly known as the Embraer KC-390, as may be updated, improved or modified from time to time within the In-Scope Business. “Law” means any and all laws (including common laws), constitutions, statutes, decrees, ordinances, directives, regulations, rules, codes and any other legislation enacted, promulgated or prescribed by or under the authority of any Governmental Authority, including a Tax Authority, whether domestic or foreign, and including all Governmental Orders and the terms of any Governmental Authorizations. “Legal Proceeding” means any Claim commenced, brought, conducted or heard by or before any Governmental Authority. “Liability” means any and all debts, liabilities, guarantees, assurances, commitments and obligations, whether fixed, contingent or absolute, asserted or unasserted, matured or unmatured, liquidated or unliquidated, accrued or not accrued, known or unknown, due or to become due and whenever or however arising. “License Agreements” means one or more agreements entitled the License Agreement, to be entered into among two or more of Boeing, Embraer and the Company, in accordance with the principles set forth in the Commercial Document Framework. “Loss” means any and all losses, damages (including consequential, special, punitive, exemplary and incidental damages), penalties, fines, Taxes, costs and expenses, and the amounts of or paid or payable in respect of, any and all Liabilities and Claims (including interest, penalties, reasonable attorneys’ and accountants’ fees and disbursements and all amounts paid in investigation, defense or settlement of any of the foregoing), including any of the foregoing or portion thereof that may arise out of or relate to the period after the date of this Agreement. “Loss Order” means an In-Scope Business order originated between the date hereof and the Closing where the expected contract costs associated with such order are expected to exceed expected contract revenue associated with such order (determined in accordance with the Accounting Policies and Practices) as of the time of the Closing. “Master Teaming Agreement” means that certain Master Teaming Agreement for KC-390 Aircraft, Support, and Training, dated as of November 30, 2015, by and between Boeing Parent and Embraer Parent. 6

“Permitted Encumbrances” means (i) Encumbrances of mechanics, carriers, workmen, repairmen, warehouseman, materialmen or other similar Encumbrances arising or incurred in the ordinary course of business consistent with past practice for security amounts that are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings and for which adequate reserves (as determined in accordance with IFRS or other accounting principles and standards applicable to such Member) have been established on the balance sheet of such Member; (ii) Encumbrances for Taxes, labor Claims, assessments and other governmental charges which are not yet due and payable or which are being contested in good faith by appropriate proceedings and for which adequate reserves (as determined in accordance with IFRS or other accounting principles and standards applicable to such Member) have been established on the balance sheet of such Member; and (iii) any Encumbrances that are expressly set forth in the governing documents of any Member, this Agreement or any other Transaction Document. “Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated association, corporation, limited liability company or other entity, including any Governmental Authority. “Required Consents” means the Third Party Consents set forth on Schedule 1.1(b). “Restricted Activities” means activities that would otherwise constitute In-Scope Business but for the fact that they are related to activities that are subject to facilities clearances or other approvals required pursuant to the U.S. National Industrial Security Program, Foreign Ownership, Control, or Influence (FOCI) and the rules and guidance promulgated thereunder. “Restricted Person” means each of Boeing Parent, Embraer Parent, and their respective Controlled Affiliates. “Sales Support Agreement” means that certain Sales Support Agreement to be entered into by and between Boeing and Embraer, attached hereto as Exhibit F. “Sales Work” means marketing, selling and distributing the KC-390 for sales worldwide, other than Excluded Orders and Loss Orders. “Second Golden Share Approval” means the express or deemed approval by the Government of Brazil in respect of its Golden Share, pursuant to Section 9, paragraph 2, IV of the bylaws (estatuto social) of Embraer Parent, whether by the affirmative vote by the government of Brazil or the failure by the government of Brazil to exercise its veto right at the shareholder meeting called for the Shareholder Approval, without any additional terms or conditions or any waiver, amendment, modification or supplement to this Agreement or the other Transaction Documents, or the transactions contemplated hereby or thereby or by the MTA, but excluding any Brazilian antitrust approval by the Brazilian Administrative Counsel for Economic Defense (Conselho Administrativo de Defesa Econômica), the Brazilian antitrust authority, and any successor thereto. “Shareholder Approval” means the approval of the proposals to approve the consummation of the consummation of the transactions contemplated by this Agreement and the other Transaction Documents by the shareholders of Embraer Parent with at least a majority of the valid votes at an 7 1034377.14-CHISR01A - MSW “Permitted Encumbrances” means (i) Encumbrances of mechanics, carriers, workmen, repairmen, warehouseman, materialmen or other similar Encumbrances arising or incurred in the ordinary course of business consistent with past practice for security amounts that are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings and for which adequate reserves (as determined in accordance with IFRS or other accounting principles and standards applicable to such Member) have been established on the balance sheet of such Member; (ii) Encumbrances for Taxes, labor Claims, assessments and other governmental charges which are not yet due and payable or which are being contested in good faith by appropriate proceedings and for which adequate reserves (as determined in accordance with IFRS or other accounting principles and standards applicable to such Member) have been established on the balance sheet of such Member; and (iii) any Encumbrances that are expressly set forth in the governing documents of any Member, this Agreement or any other Transaction Document. “Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated association, corporation, limited liability company or other entity, including any Governmental Authority. “Required Consents” means the Third Party Consents set forth on Schedule 1.1(b). “Restricted Activities” means activities that would otherwise constitute In-Scope Business but for the fact that they are related to activities that are subject to facilities clearances or other approvals required pursuant to the U.S. National Industrial Security Program, Foreign Ownership, Control, or Influence (FOCI) and the rules and guidance promulgated thereunder. “Restricted Person” means each of Boeing Parent, Embraer Parent, and their respective Controlled Affiliates. “Sales Support Agreement” means that certain Sales Support Agreement to be entered into by and between Boeing and Embraer, attached hereto as Exhibit F. “Sales Work” means marketing, selling and distributing the KC-390 for sales worldwide, other than Excluded Orders and Loss Orders. “Second Golden Share Approval” means the express or deemed approval by the Government of Brazil in respect of its Golden Share, pursuant to Section 9, paragraph 2, IV of the bylaws (estatuto social) of Embraer Parent, whether by the affirmative vote by the government of Brazil or the failure by the government of Brazil to exercise its veto right at the shareholder meeting called for the Shareholder Approval, without any additional terms or conditions or any waiver, amendment, modification or supplement to this Agreement or the other Transaction Documents, or the transactions contemplated hereby or thereby or by the MTA, but excluding any Brazilian antitrust approval by the Brazilian Administrative Counsel for Economic Defense (Conselho Administrativo de Defesa Econômica), the Brazilian antitrust authority, and any successor thereto. “Shareholder Approval” means the approval of the proposals to approve the consummation of the consummation of the transactions contemplated by this Agreement and the other Transaction Documents by the shareholders of Embraer Parent with at least a majority of the valid votes at an 7 1034377.14-CHISR01A - MSW extraordinary shareholder meeting properly called and held with the specific purpose of approving such matters. “Subsidiary” means, with respect to any given Person, any other Person the equity interests of which are wholly owned, directly or indirectly, at the relevant time, by that Person (except for any equity interests issued or transferred to “nominee” equityholders (or the equivalent) as necessary or desirable under the Laws of the jurisdiction of formation of such corporation, limited liability company, partnership, association or other entity) but only for so long as they are wholly owned. “Supply Agreements” means the Supply Agreements to be entered into by and between the Company and each of Embraer Parent and the Commercial Aviation JV, in accordance with the principles set forth in the Commercial Document Framework. “Tax” or “Taxes” means, without duplication, (i) taxes, charges, fees, contributions, social contributions, contributions on economic intervention imposts, levies or any other assessments imposed by any Tax Authority, of any country, state, province or municipality, including all income, profits, revenues, franchise, services, receipts, gross receipts, margin, capital, financial, net worth, sales, use, excise, recording, real estate, real estate transfer, escheat, unclaimed property, withholding, alternative minimum or add on, ad valorem, inventory, payroll, estimated, goods and services, employment, welfare, social security, disability, occupation, unemployment, general business, premium, real property, personal property, capital stock, stock transfer, stamp, transfer, documentary, conveyance, production, windfall profits, pension, duties, customs duties, contributions on import transactions, value added and other similar taxes, withholdings, duties, charges, fees, levies, imposts, license and registration fees, governmental charges and assessments, including related interest, penalties, fines, additions to tax and expenses levied by any national, federal, state and local Tax Authority, (ii) any Liability for the payment of amounts described in clause (i) whether as a result of transferee liability, joint and several or secondary liability for being a member of an affiliated, consolidated, combined, unitary or other economic group (defined within the meaning of Section 1504(a) of the Code or any similar provision of foreign, state, provincial or local applicable Law), including under Section 1.1502-6 of the Treasury Regulations for any period, or payable by reason of contract assumption, operation of Law, or otherwise and (iii) any Liability for the payment of amounts described in clause (i) or clause (ii) as a result of any Tax sharing, Tax indemnity or Tax allocation agreement. “Tax Authority” means any national, federal, state, local, or municipal Governmental Authority exercising authority to charge, audit, regulate or administer the imposition of Taxes (including the Brazilian Federal Revenue Service (Secretaria da Receita Federal do Brasil) and the U.S. Internal Revenue Service). “Third Party” means any Person who is not a Party or an Affiliate of a Party. “Transaction Documents” means this Agreement, each of the Governance Documents, all transaction documents set forth on Exhibit G and any certificate, instrument or other document delivered pursuant to any of the foregoing. Section 1.2 Index of Defined Terms. 8 extraordinary shareholder meeting properly called and held with the specific purpose of approving such matters. “Subsidiary” means, with respect to any given Person, any other Person the equity interests of which are wholly owned, directly or indirectly, at the relevant time, by that Person (except for any equity interests issued or transferred to “nominee” equityholders (or the equivalent) as necessary or desirable under the Laws of the jurisdiction of formation of such corporation, limited liability company, partnership, association or other entity) but only for so long as they are wholly owned. “Supply Agreements” means the Supply Agreements to be entered into by and between the Company and each of Embraer Parent and the Commercial Aviation JV, in accordance with the principles set forth in the Commercial Document Framework. “Tax” or “Taxes” means, without duplication, (i) taxes, charges, fees, contributions, social contributions, contributions on economic intervention imposts, levies or any other assessments imposed by any Tax Authority, of any country, state, province or municipality, including all income, profits, revenues, franchise, services, receipts, gross receipts, margin, capital, financial, net worth, sales, use, excise, recording, real estate, real estate transfer, escheat, unclaimed property, withholding, alternative minimum or add on, ad valorem, inventory, payroll, estimated, goods and services, employment, welfare, social security, disability, occupation, unemployment, general business, premium, real property, personal property, capital stock, stock transfer, stamp, transfer, documentary, conveyance, production, windfall profits, pension, duties, customs duties, contributions on import transactions, value added and other similar taxes, withholdings, duties, charges, fees, levies, imposts, license and registration fees, governmental charges and assessments, including related interest, penalties, fines, additions to tax and expenses levied by any national, federal, state and local Tax Authority, (ii) any Liability for the payment of amounts described in clause (i) whether as a result of transferee liability, joint and several or secondary liability for being a member of an affiliated, consolidated, combined, unitary or other economic group (defined within the meaning of Section 1504(a) of the Code or any similar provision of foreign, state, provincial or local applicable Law), including under Section 1.1502-6 of the Treasury Regulations for any period, or payable by reason of contract assumption, operation of Law, or otherwise and (iii) any Liability for the payment of amounts described in clause (i) or clause (ii) as a result of any Tax sharing, Tax indemnity or Tax allocation agreement. “Tax Authority” means any national, federal, state, local, or municipal Governmental Authority exercising authority to charge, audit, regulate or administer the imposition of Taxes (including the Brazilian Federal Revenue Service (Secretaria da Receita Federal do Brasil) and the U.S. Internal Revenue Service). “Third Party” means any Person who is not a Party or an Affiliate of a Party. “Transaction Documents” means this Agreement, each of the Governance Documents, all transaction documents set forth on Exhibit G and any certificate, instrument or other document delivered pursuant to any of the foregoing. Section 1.2 Index of Defined Terms. 8

Accounting Policies and Practices 1.1
Additional Excluded Order 5.9
Adverse Condition .... 5.3(d)
Affiliate 1.1
Aftermarket Services 1.1
Aftermarket Services & Support Agreements 1.1
Agreement .... Preamble
Amended and Restated Agreement. Recitals
Anti-Corruption Laws .... 4.6(a)
Antitrust Laws 1.1
Boeing .... Preamble
Boeing Parent .... Preamble
Business Day 1.1
Business Plan 1.1
Cap .... 8.3(a)
Certificate of Formation 1.1
Claim 1.1
Claim Amount .... 8.4(a)
Closing .... 2.2(a)
Closing Date 1.1
Closing Date Cash Contribution 2.1
Closing Date Contribution .... 2.2(b)(iv)
Closing In-Kind Contribution .... 2.2(b)(ii)
Code 1.1
Commercial Aviation JV .... Recitals
Commercial Document Framework 1.1
Company .... Preamble
Company Indemnified Persons 8.2
Company Interest 1.1
Confidentiality Agreement 5.2
Consent 1.1
Contract 1.1
Control 1.1
Cooperation Request 5.9
Deductible .... 8.3(a)
Defense JV Commercial Agreements 1.1
Dispute .... 9.6(a)
Embraer .... Preamble
Embraer In-Kind Contribution ...... 2.2(b)(ii)
Embraer Parent 1.1
Encumbrance 1.1
Engineering Services Agreements 1.1
Excluded Orders 1.1
Executory Period Orders 1.1
FAB 1.1
FAB License 1.1
FCPA .... 4.6(a)
Final Assembly Work 1.1
Fraud 1.1
Fundamental Representation 1.1
Governance Documents 1.1
Government Official .... 4.6(b)
Governmental Authority 1.1
Governmental Authorization 1.1
Governmental Order 1.1
HSR Act 1.1
ICDR .... 8.4(d)
ICDR Rules .... 9.6(a)
In-Scope Business 1.1
Indemnifying Person 8.2
Indemnity Claims 8.2
Indemnity Loss 1.1
Initiating Member 5.9
Intellectual Property 1.1
KC-390 .... 1.1
KC-390 Opportunity 5.9
Law 1.1
Legal Proceeding 1.1
Liability 1.1
License Agreements 1.1
Licensed IP .... 3.1(c)
LLC Agreement .... Recitals
Loss 1.1
Loss Order 1.1
Master Teaming Agreement 1.1
Member .... Preamble
MTA .... Recitals
Non-Initiating Member 5.9
Non-Third Party Claim .... 8.4(a)
Notice of Claim .... 8.4(a)
Original Agreement .... Recitals
Party .... Preamble
Permitted Activity 5.4
Permitted Encumbrances 1.1
Person 1.1
Reasonable Limitations 5.9
Reply Certificate .... 8.4(b)
Representative .... 4.6(a)
Required Consents 1.1
Required Regulatory Approvals .... 5.1(a)
Restricted Activities 1.1

9

1034377.14-CHISR01A - MSW

Restricted Person .................................... 1.1 Supply Agreements ................................. 1.1 Sales Work .............................................. 1.1 Tax .......................................................... 1.1 Sales Support Agreement ........................ 1.1 Tax Authority ........................................... 1.1 Second Golden Share Approval .............. 1.1 Third Party .............................................. 1.1 Separate Campaign ................................. 5.9 Third Party Claim .................................... 8.5 Shareholder Approval ............................. 1.1 Transaction Documents .......................... 1.1 Subsidiary ............................................... 1.1 ARTICLE II CLOSING DATE CONTRIBUTIONS; CLOSING Section 2.1 Closing Date Cash Commitments. On the terms and subject to the conditions hereof, each Member, on a several and not joint basis, hereby commits to fund the Company with an amount in cash equal to the aggregate funding commitment set forth opposite such Member’s name on Schedule 2.1 (such amount with respect to each Member, such Member’s “Closing Date Cash Contribution”). Except as expressly set forth in this Agreement or the LLC Agreement (and subject to the conditions set forth herein and therein), no Member shall be required to contribute capital or grant any loans, in each case to the Company or any of its Subsidiaries. Section 2.2 Closing. (a) General. The closing of the transactions contemplated by this Section 2.2 (the “Closing”) shall take place remotely via the electronic exchange of documents and signature pages, as soon as practicable, but not later than three Business Days after the satisfaction or waiver of the conditions to the Parties’ obligations set forth in Article VI (other than such conditions as may, by their terms, only be satisfied at the Closing or on the Closing Date, but subject to the satisfaction or waiver of such conditions at the Closing), or at such other place or on such other date as the Members may mutually agree in writing. (b) Closing Date Contributions; Issuance of Company Interests. At the Closing: (i) each Member shall contribute to the Company cash in the amount equal to such Member’s Closing Date Cash Contribution by wire transfer of immediately available funds to the account designated in writing by the Company (which account shall be designated at least two Business Days prior to the Closing Date); (ii) Embraer will cause the Licensed IP (as defined below) to be licensed or sublicensed to the Company on terms consistent with those set forth in the Commercial Document Framework and may, at its own and absolute discretion, structure such license or sublicense (other than any Intellectual Property that is licensed or sublicensed under the FAB License) as in-kind capital contributions (the “Closing In-Kind Contribution”) to the Company; (iii) Embraer may, at its own and absolute discretion, elect to contribute to the Company additional Intellectual Property licenses (including, for the avoidance of doubt, any sublicenses to Third Party intellectual property included therein) and other intangibles, including, subject to Section 5.3(d), any Executory Period Orders, on or after the Closing (together with the Closing In-Kind Contribution, the “Embraer In-Kind Contribution”); and 10 1034377.14-CHISR01A - MSW Restricted Person ..................................... 1.1 Supply Agreements ................................. 1.1 Sales Work .............................................. 1.1 Tax .......................................................... 1.1 Sales Support Agreement ......................... 1.1 Tax Authority .......................................... 1.1 Second Golden Share Approval .............. 1.1 Third Party .............................................. 1.1 Separate Campaign .................................. 5.9 Third Party Claim ................................... 8.5 Shareholder Approval ............................. 1.1 Transaction Documents .......................... 1.1 Subsidiary ................................................ 1.1 ARTICLE II CLOSING DATE CONTRIBUTIONS; CLOSING Section 2.1 Closing Date Cash Commitments. On the terms and subject to the conditions hereof, each Member, on a several and not joint basis, hereby commits to fund the Company with an amount in cash equal to the aggregate funding commitment set forth opposite such Member’s name on Schedule 2.1 (such amount with respect to each Member, such Member’s “Closing Date Cash Contribution”). Except as expressly set forth in this Agreement or the LLC Agreement (and subject to the conditions set forth herein and therein), no Member shall be required to contribute capital or grant any loans, in each case to the Company or any of its Subsidiaries. Section 2.2 Closing. (a) General. The closing of the transactions contemplated by this Section 2.2 (the “Closing”) shall take place remotely via the electronic exchange of documents and signature pages, as soon as practicable, but not later than three Business Days after the satisfaction or waiver of the conditions to the Parties’ obligations set forth in Article VI (other than such conditions as may, by their terms, only be satisfied at the Closing or on the Closing Date, but subject to the satisfaction or waiver of such conditions at the Closing), or at such other place or on such other date as the Members may mutually agree in writing. (b) Closing Date Contributions; Issuance of Company Interests. At the Closing: (i) each Member shall contribute to the Company cash in the amount equal to such Member’s Closing Date Cash Contribution by wire transfer of immediately available funds to the account designated in writing by the Company (which account shall be designated at least two Business Days prior to the Closing Date); (ii) Embraer will cause the Licensed IP (as defined below) to be licensed or sublicensed to the Company on terms consistent with those set forth in the Commercial Document Framework and may, at its own and absolute discretion, structure such license or sublicense (other than any Intellectual Property that is licensed or sublicensed under the FAB License) as in-kind capital contributions (the “Closing In-Kind Contribution”) to the Company; (iii) Embraer may, at its own and absolute discretion, elect to contribute to the Company additional Intellectual Property licenses (including, for the avoidance of doubt, any sublicenses to Third Party intellectual property included therein) and other intangibles, including, subject to Section 5.3(d), any Executory Period Orders, on or after the Closing (together with the Closing In-Kind Contribution, the “Embraer In-Kind Contribution”); and 10 1034377.14-CHISR01A - MSW

(iv) in exchange for the contribution(s) of each Member set forth in clauses (i) and (ii) above (with respect to each Member, such Member’s “Closing Date Contribution”), the Company shall issue to such Member the Company Interests set forth opposite such Member’s name on Schedule 2.1 under the column “Initial Company Interests.” Section 2.3 Other Closing Deliveries. (a) Boeing Deliveries. At the Closing, Boeing shall: (i) execute and deliver, and cause Boeing Parent to execute and deliver, to Embraer duly executed counterparts to the LLC Agreement; and (ii) execute and deliver, and cause any Affiliate of Boeing party thereto to execute and deliver, to Embraer duly executed counterparts to each of the Defense JV Commercial Agreements to which Boeing or its respective Affiliates, as the case may be, are a party. (b) Embraer Deliveries. At the Closing, Embraer shall: (i) execute and deliver, and cause Embraer Parent and the Company to execute and deliver, to Boeing duly executed counterparts to the LLC Agreement; and (ii) execute and deliver, and cause the Company and any Affiliate of Embraer party thereto to execute and deliver, to Boeing duly executed counterparts to each of the Defense JV Commercial Agreements to which Embraer, the Company or their respective Affiliates, as the case may be, are a party. ARTICLE III CERTAIN REPRESENTATIONS AND WARRANTIES OF EMBRAER Section 3.1 Representations of Embraer Regarding the Company and Certain Contributed Assets. In order to induce Boeing to enter into and perform this Agreement and to complete the transactions contemplated by this Agreement and the other Transaction Documents, Embraer hereby represents and warrants to Boeing as follows: (a) Organization; Authorization. The Company is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Company has the full and requisite limited liability company power and authority to enter into, execute and deliver this Agreement and each of the other Transaction Documents to which it is a party, to perform all of the obligations to be performed by it hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Company of this Agreement and each of the other Transaction Documents, the performance of its obligations hereunder and thereunder and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary limited liability company action, and no other limited liability company action or proceeding is necessary to authorize the execution and delivery by the Company of this Agreement and each of the other Transaction Documents, the performance of its obligations hereunder and thereunder or the 11 1034377.14-CHISR01A - MSW (iv) in exchange for the contribution(s) of each Member set forth in clauses (i) and (ii) above (with respect to each Member, such Member’s “Closing Date Contribution”), the Company shall issue to such Member the Company Interests set forth opposite such Member’s name on Schedule 2.1 under the column “Initial Company Interests.” Section 2.3 Other Closing Deliveries. (a) Boeing Deliveries. At the Closing, Boeing shall: (i) execute and deliver, and cause Boeing Parent to execute and deliver, to Embraer duly executed counterparts to the LLC Agreement; and (ii) execute and deliver, and cause any Affiliate of Boeing party thereto to execute and deliver, to Embraer duly executed counterparts to each of the Defense JV Commercial Agreements to which Boeing or its respective Affiliates, as the case may be, are a party. (b) Embraer Deliveries. At the Closing, Embraer shall: (i) execute and deliver, and cause Embraer Parent and the Company to execute and deliver, to Boeing duly executed counterparts to the LLC Agreement; and (ii) execute and deliver, and cause the Company and any Affiliate of Embraer party thereto to execute and deliver, to Boeing duly executed counterparts to each of the Defense JV Commercial Agreements to which Embraer, the Company or their respective Affiliates, as the case may be, are a party. ARTICLE III CERTAIN REPRESENTATIONS AND WARRANTIES OF EMBRAER Section 3.1 Representations of Embraer Regarding the Company and Certain Contributed Assets. In order to induce Boeing to enter into and perform this Agreement and to complete the transactions contemplated by this Agreement and the other Transaction Documents, Embraer hereby represents and warrants to Boeing as follows: (a) Organization; Authorization. The Company is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Company has the full and requisite limited liability company power and authority to enter into, execute and deliver this Agreement and each of the other Transaction Documents to which it is a party, to perform all of the obligations to be performed by it hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Company of this Agreement and each of the other Transaction Documents, the performance of its obligations hereunder and thereunder and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary limited liability company action, and no other limited liability company action or proceeding is necessary to authorize the execution and delivery by the Company of this Agreement and each of the other Transaction Documents, the performance of its obligations hereunder and thereunder or the 11 1034377.14-CHISR01A - MSW consummation of the transactions contemplated hereby and thereby. This Agreement has been, and each of the other Transaction Documents to which it is party will be at the Closing, duly authorized, executed and delivered by the Company. (b) No Prior Operations or Liabilities. The Company is a limited liability company that was formed in order to facilitate and engage in the transactions contemplated by this Agreement and the Transaction Documents. As of the date hereof, the Company (i) has not engaged in any business activities or conducted any operations other than entering into the Original Agreement and this Agreement, (ii) does not own any assets, (iii) does not have any liabilities or obligations of any kind whatsoever in existence, whether accrued, contingent, absolute or otherwise, other than pursuant to its formation and this Agreement, and (iv) is not a party to any Contract other than the Original Agreement and this Agreement. (c) Sufficiency of IP. Except as set forth on Schedule 3.1(c), Intellectual Property that is subject to the licenses or sublicenses from Embraer to the Company, including any Intellectual Property that is licensed or sublicensed under the FAB License (collectively, the “Licensed IP”), owned by or licensed to Embraer and its Affiliates, is sufficient in all material respects to conduct the In-Scope Business as contemplated by the Business Plan; provided that the foregoing representation and warranty shall not be deemed to constitute a representation or warranty with respect to infringement, misappropriation or other violation of Intellectual Property rights, which are addressed exclusively in Section 3.1(e). (d) No Other Royalties. Other than the royalty payable to FAB under the FAB License, there are no material royalty amounts payable to any Person in connection with the Company’s or the Members’ use of the Licensed IP to conduct the In-Scope Business as contemplated by the Business Plan. (e) No Infringement. The use or other exploitation (e.g., copying, display, performance) of the Licensed IP to conduct the In-Scope Business as contemplated by the Business Plan will not infringe the Intellectual Property rights of any Person. (f) No Claims or Proceedings. There have been no Claims, allegations, suits, or other Legal Proceedings asserted or, to the knowledge of Embraer, threatened, against Embraer or any of its Affiliates alleging that the activities contemplated by the In-Scope Business, to the extent such activities were performed by or on behalf of Embraer or any of its Affiliates prior to the date hereof, have infringed, misappropriated, or otherwise violated any Intellectual Property rights of any Person. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE MEMBERS In order to induce the other Member to enter into and perform this Agreement and to complete the transactions contemplated by this Agreement and the other Transaction Documents, each Member hereby represents and warrants to the other Member (and from and after the Closing, to the Company) as follows: 12 consummation of the transactions contemplated hereby and thereby. This Agreement has been, and each of the other Transaction Documents to which it is party will be at the Closing, duly authorized, executed and delivered by the Company. (b) No Prior Operations or Liabilities. The Company is a limited liability company that was formed in order to facilitate and engage in the transactions contemplated by this Agreement and the Transaction Documents. As of the date hereof, the Company (i) has not engaged in any business activities or conducted any operations other than entering into the Original Agreement and this Agreement, (ii) does not own any assets, (iii) does not have any liabilities or obligations of any kind whatsoever in existence, whether accrued, contingent, absolute or otherwise, other than pursuant to its formation and this Agreement, and (iv) is not a party to any Contract other than the Original Agreement and this Agreement. (c) Sufficiency of IP. Except as set forth on Schedule 3.1(c), Intellectual Property that is subject to the licenses or sublicenses from Embraer to the Company, including any Intellectual Property that is licensed or sublicensed under the FAB License (collectively, the “Licensed IP”), owned by or licensed to Embraer and its Affiliates, is sufficient in all material respects to conduct the In-Scope Business as contemplated by the Business Plan; provided that the foregoing representation and warranty shall not be deemed to constitute a representation or warranty with respect to infringement, misappropriation or other violation of Intellectual Property rights, which are addressed exclusively in Section 3.1(e). (d) No Other Royalties. Other than the royalty payable to FAB under the FAB License, there are no material royalty amounts payable to any Person in connection with the Company’s or the Members’ use of the Licensed IP to conduct the In-Scope Business as contemplated by the Business Plan. (e) No Infringement. The use or other exploitation (e.g., copying, display, performance) of the Licensed IP to conduct the In-Scope Business as contemplated by the Business Plan will not infringe the Intellectual Property rights of any Person. (f) No Claims or Proceedings. There have been no Claims, allegations, suits, or other Legal Proceedings asserted or, to the knowledge of Embraer, threatened, against Embraer or any of its Affiliates alleging that the activities contemplated by the In-Scope Business, to the extent such activities were performed by or on behalf of Embraer or any of its Affiliates prior to the date hereof, have infringed, misappropriated, or otherwise violated any Intellectual Property rights of any Person. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE MEMBERS In order to induce the other Member to enter into and perform this Agreement and to complete the transactions contemplated by this Agreement and the other Transaction Documents, each Member hereby represents and warrants to the other Member (and from and after the Closing, to the Company) as follows: 12

Section 4.1 Incorporation; Authorization. (a) Embraer is a corporation, validly existing and in good standing under the Laws of the State of Delaware and has all necessary corporate power to enter into, perform the transactions contemplated by, and carry out its obligations under, the Transaction Documents to which Embraer is or will be a party. Boeing is a limited liability company, validly existing and in good standing under the Laws of the State of Delaware and has all necessary limited liability company power to enter into, perform the transactions contemplated by, and carry out its obligations under, the Transaction Documents to which Boeing is or will be a party. (b) Each of the Members has all requisite power and authority to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and, subject to receipt of the Required Regulatory Approvals (as defined below) and the Shareholder Approval, to consummate the transactions contemplated hereby and thereby. The execution and delivery by each of the Members of this Agreement and the other Transaction Documents to which it is a party, the performance by each of the Members of its obligations hereunder and thereunder and, subject to receipt of the Required Regulatory Approvals and the Shareholder Approval, the consummation by each of the Members of the transactions contemplated hereby and thereby have been or, prior to or at the Closing, shall be duly and validly authorized by all requisite and other similar action on the part of each Member. Each of the Members has duly and validly executed and delivered this Agreement and, prior to or at the Closing, each of the Members will have duly and validly executed and delivered each other Transaction Document to which it is a party. This Agreement constitutes, and upon execution and delivery thereof each other Transaction Document to which either Member is a party will constitute, assuming due execution and delivery hereof and thereof by all other parties hereto and thereto, legal, valid and binding obligations of such Member, enforceable against such Member in accordance with their respective terms, subject to any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar applicable Laws of general applicability, now or hereafter in effect, affecting or relating to creditors’ rights and remedies generally and general principles of equity, whether considered in a proceeding at Law or in equity. Section 4.2 No Conflict. Subject to receipt of the Required Regulatory Approvals and the Shareholder Approval, neither the execution and delivery by either Member of this Agreement or any of the other Transaction Documents to which such Member is a party, nor the consummation by either Member of the transactions contemplated hereby or thereby, will (a) violate or result in the breach of the certificate or articles of incorporation or association or similar organizational documents of such Member; (b) violate or result in the breach of any Law to which such Member or any of its respective assets is subject or by which it is bound; (c) assuming that all Consents set forth in Schedule 1.1(b) have been obtained, violate, result in the breach of, constitute a default (or create an event which, with notice or lapse of time or both, would constitute a default under), result in the acceleration, termination or maturity of, create in any Member the right to accelerate, terminate, modify, amend or cancel, require any consent of, or notice to, any Person pursuant to, or result in the loss of a benefit or increase in any fee, Liability or other obligation under, any material Contract binding upon either Member or the In-Scope Business; or (d) (with or without notice or lapse of time) result in the creation or imposition of any Encumbrances (other than Permitted Encumbrances) upon or with respect to the business of either Member or the In-Scope Business, except for, in the case of the foregoing clauses (b) to (c), any matter that would not (i) 13 1034377.14-CHISR01A - MSW Section 4.1 Incorporation; Authorization. (a) Embraer is a corporation, validly existing and in good standing under the Laws of the State of Delaware and has all necessary corporate power to enter into, perform the transactions contemplated by, and carry out its obligations under, the Transaction Documents to which Embraer is or will be a party. Boeing is a limited liability company, validly existing and in good standing under the Laws of the State of Delaware and has all necessary limited liability company power to enter into, perform the transactions contemplated by, and carry out its obligations under, the Transaction Documents to which Boeing is or will be a party. (b) Each of the Members has all requisite power and authority to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and, subject to receipt of the Required Regulatory Approvals (as defined below) and the Shareholder Approval, to consummate the transactions contemplated hereby and thereby. The execution and delivery by each of the Members of this Agreement and the other Transaction Documents to which it is a party, the performance by each of the Members of its obligations hereunder and thereunder and, subject to receipt of the Required Regulatory Approvals and the Shareholder Approval, the consummation by each of the Members of the transactions contemplated hereby and thereby have been or, prior to or at the Closing, shall be duly and validly authorized by all requisite and other similar action on the part of each Member. Each of the Members has duly and validly executed and delivered this Agreement and, prior to or at the Closing, each of the Members will have duly and validly executed and delivered each other Transaction Document to which it is a party. This Agreement constitutes, and upon execution and delivery thereof each other Transaction Document to which either Member is a party will constitute, assuming due execution and delivery hereof and thereof by all other parties hereto and thereto, legal, valid and binding obligations of such Member, enforceable against such Member in accordance with their respective terms, subject to any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar applicable Laws of general applicability, now or hereafter in effect, affecting or relating to creditors’ rights and remedies generally and general principles of equity, whether considered in a proceeding at Law or in equity. Section 4.2 No Conflict. Subject to receipt of the Required Regulatory Approvals and the Shareholder Approval, neither the execution and delivery by either Member of this Agreement or any of the other Transaction Documents to which such Member is a party, nor the consummation by either Member of the transactions contemplated hereby or thereby, will (a) violate or result in the breach of the certificate or articles of incorporation or association or similar organizational documents of such Member; (b) violate or result in the breach of any Law to which such Member or any of its respective assets is subject or by which it is bound; (c) assuming that all Consents set forth in Schedule 1.1(b) have been obtained, violate, result in the breach of, constitute a default (or create an event which, with notice or lapse of time or both, would constitute a default under), result in the acceleration, termination or maturity of, create in any Member the right to accelerate, terminate, modify, amend or cancel, require any consent of, or notice to, any Person pursuant to, or result in the loss of a benefit or increase in any fee, Liability or other obligation under, any material Contract binding upon either Member or the In-Scope Business; or (d) (with or without notice or lapse of time) result in the creation or imposition of any Encumbrances (other than Permitted Encumbrances) upon or with respect to the business of either Member or the In-Scope Business, except for, in the case of the foregoing clauses (b) to (c), any matter that would not (i) 13 1034377.14-CHISR01A - MSW reasonably be expected to be material, individually or in the aggregate, to such Member, the In- Scope Business or the Company or (ii) materially impair or delay the ability of such Member to consummate the transactions contemplated by, or perform its obligations under, the Transaction Documents to which it is or will be a party. Section 4.3 Governmental Authorizations. Except for the Required Regulatory Approvals, no Governmental Authorization is required in connection with the execution, delivery and performance by either Member of this Agreement and the other Transaction Documents to which such Member is a party, or the consummation by either Member of the transactions contemplated hereby or thereby, except for such Governmental Authorizations the failure to which would not be material to the Company or the In-Scope Business after the Closing. Section 4.4 Absence of Litigation. Except as set forth in Schedule 4.4, there are no Legal Proceedings pending or, to the knowledge of such Member, threatened by or against such Member or its Affiliates, whether at law or in equity, or before or by any Governmental Authority, that would reasonably be expected to materially adversely affect (a) such Member’s ability to perform its obligations under this Agreement, (b) the consummation of the transactions contemplated by this Agreement or (c) the Company’s conduct of the In-Scope Business. Section 4.5 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission from such Member or any of its Affiliates in connection with transactions contemplated hereby based upon arrangements made by or on behalf of such Member or any of its Affiliates for which the Company or the other Member or their respective Affiliates will have any Liability. Section 4.6 Anti-Bribery. (a) Except as set forth in Schedule 4.6(a), since January 1, 2013, neither Member, nor any of the directors, officers or employees of either Member (each, a “Representative”) or, to the knowledge of a Member, any agent of such Member acting at least in part for the benefit of such Member or on behalf of such Member, has taken any action in violation of the Anti-Corruption Law of Brazil (Law No. 12,846/2013), the Brazilian Anti-corruption Regulatory Decree (Decree No. 8,420/2015), the Brazilian Conflict of Interest Law (Brazilian Federal Law No. 12,813/2013), the Brazilian Law of Administrative Improbity (Brazilian Federal Law No. 8,429/1992) and the Brazilian Public Procurement Law (Brazilian Federal Law No. 8,666/1993), as well as applicable antitrust and anti-money laundering Laws, in connection with the conduct of its respective business, the U.S. Foreign Corrupt Practices Act (the “FCPA”) or any other applicable anti-corruption or anti-bribery Law (collectively, the “Anti-Corruption Laws”). (b) Without limiting the foregoing and except as set forth in Schedule 4.6(b), since January 1, 2013, in connection with the its business, neither Member nor any of their Representatives or, to the knowledge of such Member, any agent of such Member has offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee, or any other Person acting in an official capacity for any Governmental Authority, to any political party or official thereof, or to any candidate for political office (a “Government Official”) or to any Person under circumstances where such Member, its Affiliates or any of its Representatives knew or had reason 14 reasonably be expected to be material, individually or in the aggregate, to such Member, the In- Scope Business or the Company or (ii) materially impair or delay the ability of such Member to consummate the transactions contemplated by, or perform its obligations under, the Transaction Documents to which it is or will be a party. Section 4.3 Governmental Authorizations. Except for the Required Regulatory Approvals, no Governmental Authorization is required in connection with the execution, delivery and performance by either Member of this Agreement and the other Transaction Documents to which such Member is a party, or the consummation by either Member of the transactions contemplated hereby or thereby, except for such Governmental Authorizations the failure to which would not be material to the Company or the In-Scope Business after the Closing. Section 4.4 Absence of Litigation. Except as set forth in Schedule 4.4, there are no Legal Proceedings pending or, to the knowledge of such Member, threatened by or against such Member or its Affiliates, whether at law or in equity, or before or by any Governmental Authority, that would reasonably be expected to materially adversely affect (a) such Member’s ability to perform its obligations under this Agreement, (b) the consummation of the transactions contemplated by this Agreement or (c) the Company’s conduct of the In-Scope Business. Section 4.5 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission from such Member or any of its Affiliates in connection with transactions contemplated hereby based upon arrangements made by or on behalf of such Member or any of its Affiliates for which the Company or the other Member or their respective Affiliates will have any Liability. Section 4.6 Anti-Bribery. (a) Except as set forth in Schedule 4.6(a), since January 1, 2013, neither Member, nor any of the directors, officers or employees of either Member (each, a “Representative”) or, to the knowledge of a Member, any agent of such Member acting at least in part for the benefit of such Member or on behalf of such Member, has taken any action in violation of the Anti-Corruption Law of Brazil (Law No. 12,846/2013), the Brazilian Anti-corruption Regulatory Decree (Decree No. 8,420/2015), the Brazilian Conflict of Interest Law (Brazilian Federal Law No. 12,813/2013), the Brazilian Law of Administrative Improbity (Brazilian Federal Law No. 8,429/1992) and the Brazilian Public Procurement Law (Brazilian Federal Law No. 8,666/1993), as well as applicable antitrust and anti-money laundering Laws, in connection with the conduct of its respective business, the U.S. Foreign Corrupt Practices Act (the “FCPA”) or any other applicable anti-corruption or anti-bribery Law (collectively, the “Anti-Corruption Laws”). (b) Without limiting the foregoing and except as set forth in Schedule 4.6(b), since January 1, 2013, in connection with the its business, neither Member nor any of their Representatives or, to the knowledge of such Member, any agent of such Member has offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee, or any other Person acting in an official capacity for any Governmental Authority, to any political party or official thereof, or to any candidate for political office (a “Government Official”) or to any Person under circumstances where such Member, its Affiliates or any of its Representatives knew or had reason 14 to believe that all or a portion of such money or thing of value would be offered, given, or promised, directly or indirectly, to any Government Official, in each case, for the purpose of (i) influencing any act or decision of such Government Official in his or her official capacity; (ii) inducing such Government Official to perform or omit to perform any activity related to his or her legal duties; (iii) securing any improper advantage; or (iv) inducing such Government Official to influence or affect any act or decision of any Governmental Authority, in each case, in order to assist such Member, its Affiliates or its Representatives in obtaining or retaining business for or with, or in directing business to such Member, the Company or any other Person, excluding in each of the preceding cases, (A) any lawful expediting payment to a Government Official the purpose of which is to expedite or to secure the performance of a “routine governmental action,” as that term is defined in the FCPA, or similar action by a Government Official or political party or (B) any lawful reasonable and bona fide expenditure, such as travel and lodging expenses, incurred by or on behalf of a Government Official or political party that was directly related to (1) the promotion, demonstration, or explanation of products or services; or (2) the execution or performance of a contract with a foreign government or agency thereof. For the avoidance of doubt, nothing in this Section 4.6(b) shall be interpreted in a manner inconsistent with the scope of the representations and warranties made in Section 4.6(a). (c) Without limiting the foregoing and except as set forth in Schedule 4.6(c), since January 1, 2013, no Member, to such Member’s knowledge, agent of such Member, acting at least in part for the benefit of such Member, and none of such Member’s Representatives has made, offered, requested or taken any act in furtherance of any bribe or other unlawful benefit, including, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. Each Member has in place reasonable internal controls designed to prevent any of its Representatives from undertaking any such conduct and to ensure compliance with applicable Anti-Corruption Laws. (d) Except as set forth in Schedule 4.6(d), during the five (5) years prior to the date hereof, to the knowledge of each Member, (i) no agent of such Member or any of its Representatives is or has been the subject of any investigation, inquiry or enforcement proceedings by any Governmental Authority regarding any offense or alleged offense under the Anti- Corruption Laws, and (ii) no such investigation, inquiry or proceedings have been threatened or are pending. Section 4.7 No Other Representations and Warranties; Disclaimers. In making its determination to proceed with the transactions contemplated by this Agreement, each Member has relied on the results of its own independent investigation and verification and only the representations and warranties of the Members expressly and specifically set forth in Article IV of this Agreement, and in the certificates executed by each Member and delivered at the Closing contemplated hereby. THE REPRESENTATIONS AND WARRANTIES IN ARTICLE III AND ARTICLE IV OF THIS AGREEMENT AND IN THE CERTIFICATES EXECUTED BY EACH MEMBER AND DELIVERED AT THE CLOSING CONTEMPLATED HEREBY CONSTITUTE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES OF THE MEMBERS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY, AND EACH MEMBER UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN ARTICLE III AND ARTICLE IV OF THIS AGREEMENT AND IN THE CERTIFICATES 15 1034377.14-CHISR01A - MSW to believe that all or a portion of such money or thing of value would be offered, given, or promised, directly or indirectly, to any Government Official, in each case, for the purpose of (i) influencing any act or decision of such Government Official in his or her official capacity; (ii) inducing such Government Official to perform or omit to perform any activity related to his or her legal duties; (iii) securing any improper advantage; or (iv) inducing such Government Official to influence or affect any act or decision of any Governmental Authority, in each case, in order to assist such Member, its Affiliates or its Representatives in obtaining or retaining business for or with, or in directing business to such Member, the Company or any other Person, excluding in each of the preceding cases, (A) any lawful expediting payment to a Government Official the purpose of which is to expedite or to secure the performance of a “routine governmental action,” as that term is defined in the FCPA, or similar action by a Government Official or political party or (B) any lawful reasonable and bona fide expenditure, such as travel and lodging expenses, incurred by or on behalf of a Government Official or political party that was directly related to (1) the promotion, demonstration, or explanation of products or services; or (2) the execution or performance of a contract with a foreign government or agency thereof. For the avoidance of doubt, nothing in this Section 4.6(b) shall be interpreted in a manner inconsistent with the scope of the representations and warranties made in Section 4.6(a). (c) Without limiting the foregoing and except as set forth in Schedule 4.6(c), since January 1, 2013, no Member, to such Member’s knowledge, agent of such Member, acting at least in part for the benefit of such Member, and none of such Member’s Representatives has made, offered, requested or taken any act in furtherance of any bribe or other unlawful benefit, including, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. Each Member has in place reasonable internal controls designed to prevent any of its Representatives from undertaking any such conduct and to ensure compliance with applicable Anti-Corruption Laws. (d) Except as set forth in Schedule 4.6(d), during the five (5) years prior to the date hereof, to the knowledge of each Member, (i) no agent of such Member or any of its Representatives is or has been the subject of any investigation, inquiry or enforcement proceedings by any Governmental Authority regarding any offense or alleged offense under the Anti- Corruption Laws, and (ii) no such investigation, inquiry or proceedings have been threatened or are pending. Section 4.7 No Other Representations and Warranties; Disclaimers. In making its determination to proceed with the transactions contemplated by this Agreement, each Member has relied on the results of its own independent investigation and verification and only the representations and warranties of the Members expressly and specifically set forth in Article IV of this Agreement, and in the certificates executed by each Member and delivered at the Closing contemplated hereby. THE REPRESENTATIONS AND WARRANTIES IN ARTICLE III AND ARTICLE IV OF THIS AGREEMENT AND IN THE CERTIFICATES EXECUTED BY EACH MEMBER AND DELIVERED AT THE CLOSING CONTEMPLATED HEREBY CONSTITUTE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES OF THE MEMBERS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY, AND EACH MEMBER UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN ARTICLE III AND ARTICLE IV OF THIS AGREEMENT AND IN THE CERTIFICATES 15 1034377.14-CHISR01A - MSW

EXECUTED BY THE MEMBERS AND DELIVERED AT THE CLOSING CONTEMPLATED HEREBY, ALL OTHER REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE EXPRESSED OR IMPLIED ARE SPECIFICALLY DISCLAIMED BY THE MEMBERS. ARTICLE V ADDITIONAL AGREEMENTS Section 5.1 Required Regulatory Approvals. (a) Each Member shall, and shall cause its Affiliates to, use its respective reasonable best efforts to (i) as promptly as reasonably practicable obtain all Governmental Authorizations set forth on Schedule 5.1(a) and, except for the FAB License (which shall be governed by Section 5.8), any other Governmental Authorization that may be, or become, necessary for the performance of such Party’s or any of its Affiliate’s respective obligations pursuant to this Agreement and for the consummation of the transactions contemplated by this Agreement (collectively, the “Required Regulatory Approvals”), and (ii) avoid entry of, or effect the dissolution of, any Governmental Authorization that would have the effect of preventing or materially delaying the consummation of the transactions contemplated by this Agreement. The Members shall cooperate with each other in seeking to promptly obtain the Required Regulatory Approvals. In furtherance and not in limitation of the foregoing, each Party agrees to (A) make all required filings with respect to Required Regulatory Approvals as soon as reasonably practicable and advisable after the date of this Agreement and (B) not enter into any agreement with the United States Federal Trade Commission, the United States Department of Justice (including for the extension of any waiting period) or any other Governmental Authority not to consummate the transactions contemplated by this Agreement, except with the prior written consent of the other Party. (b) Without limiting the generality of the foregoing, each Member shall promptly notify the other of any substantive communication it or any of its Affiliates receives from any Governmental Authority relating to any Required Regulatory Approvals (other than the Second Golden Share Approval or the process of obtaining the FAB License) and, subject to applicable Law, permit the other to review in advance any proposed substantive communication by such Party to any Governmental Authority in connection therewith. Neither Member shall participate in any substantive meeting or discussion with any Governmental Authority in respect of any Required Regulatory Approvals (other than the Second Golden Share Approval or the process of obtaining the FAB License), unless it consults with the other in advance and, to the extent permitted by such Governmental Authority, gives the other Member or its counsel the opportunity to attend and participate at such meeting. The Parties shall coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other may reasonably request in connection with the foregoing and in seeking early termination of any applicable waiting periods. Subject to applicable Law, the Parties shall provide each other in advance with copies of all substantive correspondence (including documents and data exhibits and attachments), filings or communications between them or any of their Affiliates on the one hand, and any Governmental Authority or members of its staff, on the other hand, with respect to any Required Regulatory Approvals (other than the Second Golden Share Approval or the process of obtaining the FAB License). The Members shall consult with each other on any information 16 EXECUTED BY THE MEMBERS AND DELIVERED AT THE CLOSING CONTEMPLATED HEREBY, ALL OTHER REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE EXPRESSED OR IMPLIED ARE SPECIFICALLY DISCLAIMED BY THE MEMBERS. ARTICLE V ADDITIONAL AGREEMENTS Section 5.1 Required Regulatory Approvals. (a) Each Member shall, and shall cause its Affiliates to, use its respective reasonable best efforts to (i) as promptly as reasonably practicable obtain all Governmental Authorizations set forth on Schedule 5.1(a) and, except for the FAB License (which shall be governed by Section 5.8), any other Governmental Authorization that may be, or become, necessary for the performance of such Party’s or any of its Affiliate’s respective obligations pursuant to this Agreement and for the consummation of the transactions contemplated by this Agreement (collectively, the “Required Regulatory Approvals”), and (ii) avoid entry of, or effect the dissolution of, any Governmental Authorization that would have the effect of preventing or materially delaying the consummation of the transactions contemplated by this Agreement. The Members shall cooperate with each other in seeking to promptly obtain the Required Regulatory Approvals. In furtherance and not in limitation of the foregoing, each Party agrees to (A) make all required filings with respect to Required Regulatory Approvals as soon as reasonably practicable and advisable after the date of this Agreement and (B) not enter into any agreement with the United States Federal Trade Commission, the United States Department of Justice (including for the extension of any waiting period) or any other Governmental Authority not to consummate the transactions contemplated by this Agreement, except with the prior written consent of the other Party. (b) Without limiting the generality of the foregoing, each Member shall promptly notify the other of any substantive communication it or any of its Affiliates receives from any Governmental Authority relating to any Required Regulatory Approvals (other than the Second Golden Share Approval or the process of obtaining the FAB License) and, subject to applicable Law, permit the other to review in advance any proposed substantive communication by such Party to any Governmental Authority in connection therewith. Neither Member shall participate in any substantive meeting or discussion with any Governmental Authority in respect of any Required Regulatory Approvals (other than the Second Golden Share Approval or the process of obtaining the FAB License), unless it consults with the other in advance and, to the extent permitted by such Governmental Authority, gives the other Member or its counsel the opportunity to attend and participate at such meeting. The Parties shall coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other may reasonably request in connection with the foregoing and in seeking early termination of any applicable waiting periods. Subject to applicable Law, the Parties shall provide each other in advance with copies of all substantive correspondence (including documents and data exhibits and attachments), filings or communications between them or any of their Affiliates on the one hand, and any Governmental Authority or members of its staff, on the other hand, with respect to any Required Regulatory Approvals (other than the Second Golden Share Approval or the process of obtaining the FAB License). The Members shall consult with each other on any information 16 relating to Boeing or Embraer, as the case may be, and any of their respective Affiliates that appear in any filing made with, or written materials submitted to (in each case, including any amendments thereto), any Governmental Authority in connection with filings to be made under applicable Antitrust Laws (and any amendments thereto), and shall consider in good faith comments proposed by Boeing or Embraer, as the case may be; provided that such materials (or any other information or materials provided to or received by any Party under this Section 5.1(b)) may be redacted (x) to remove references concerning the valuation of the In-Scope Business, (y) as necessary to comply with contractual arrangements, and (z) as necessary to address reasonable attorney-client or other privilege or confidentiality concerns, to the extent that such attorney-client or other privilege or confidentiality concerns are not governed by a common interest privilege or doctrine; provided, further, that the Parties may, as each deems advisable, reasonably designate any material or information provided to or received by any Party under this Section 5.1(b) as “outside counsel only material”. Notwithstanding anything in this Section 5.1(b) or elsewhere in this Agreement to the contrary, Boeing and Embraer shall jointly direct and control all aspects of the Parties’ efforts to obtain the Required Regulatory Approvals (other than the Second Golden Share Approval or the process of obtaining the FAB License) either before any Governmental Authority or in any Legal Proceeding pursuant to any Antitrust Laws brought to enjoin the transactions contemplated by this Agreement. (c) In the event that any Legal Proceeding is commenced challenging the transactions contemplated by this Agreement as violating any Antitrust Law, each Party shall cooperate with each other Party and use its respective reasonable best efforts to contest and resist any such Legal Proceeding and to have vacated, lifted, reversed or overturned any Governmental Order resulting therefrom, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement. (d) Notwithstanding anything contained in this Agreement, in exercising its reasonable best efforts to obtain the Required Regulatory Approvals and to consummate the transactions contemplated by this Agreement, neither Boeing nor Embraer nor any of their Affiliates shall be obligated to agree to, accept, perform, or effect, and the Company shall not, without Boeing’s and Embraer’s prior written consent, agree to, accept, perform or effect, any divestiture or any other undertakings, conditions, remedies, restrictions, obligations, commitments or actions (including any amendments, supplements or modifications to, or waiver of any conditions of, this Agreement or any of the Transaction Documents) required by any Governmental Authority in order to obtain any such Required Regulatory Approvals. (e) Neither Boeing nor Embraer nor any of their Affiliates shall enter into or consummate any business combination with any Third Party (by way of merger, consolidation, share exchange, investment, joint venture strategic alliance, other business combination, asset, stock or equity purchase or otherwise), that would reasonably be expected to prevent the obtaining of any Required Regulatory Approval contemplated by this Section 5.1. Section 5.2 Confidentiality. Each Member acknowledges that it remains bound by that certain Confidentiality Agreement, dated as of October 6, 2017, by and among Boeing Parent and Embraer Parent (as amended from time to time, the “Confidentiality Agreement”). 17 1034377.14-CHISR01A - MSW relating to Boeing or Embraer, as the case may be, and any of their respective Affiliates that appear in any filing made with, or written materials submitted to (in each case, including any amendments thereto), any Governmental Authority in connection with filings to be made under applicable Antitrust Laws (and any amendments thereto), and shall consider in good faith comments proposed by Boeing or Embraer, as the case may be; provided that such materials (or any other information or materials provided to or received by any Party under this Section 5.1(b)) may be redacted (x) to remove references concerning the valuation of the In-Scope Business, (y) as necessary to comply with contractual arrangements, and (z) as necessary to address reasonable attorney-client or other privilege or confidentiality concerns, to the extent that such attorney-client or other privilege or confidentiality concerns are not governed by a common interest privilege or doctrine; provided, further, that the Parties may, as each deems advisable, reasonably designate any material or information provided to or received by any Party under this Section 5.1(b) as “outside counsel only material”. Notwithstanding anything in this Section 5.1(b) or elsewhere in this Agreement to the contrary, Boeing and Embraer shall jointly direct and control all aspects of the Parties’ efforts to obtain the Required Regulatory Approvals (other than the Second Golden Share Approval or the process of obtaining the FAB License) either before any Governmental Authority or in any Legal Proceeding pursuant to any Antitrust Laws brought to enjoin the transactions contemplated by this Agreement. (c) In the event that any Legal Proceeding is commenced challenging the transactions contemplated by this Agreement as violating any Antitrust Law, each Party shall cooperate with each other Party and use its respective reasonable best efforts to contest and resist any such Legal Proceeding and to have vacated, lifted, reversed or overturned any Governmental Order resulting therefrom, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement. (d) Notwithstanding anything contained in this Agreement, in exercising its reasonable best efforts to obtain the Required Regulatory Approvals and to consummate the transactions contemplated by this Agreement, neither Boeing nor Embraer nor any of their Affiliates shall be obligated to agree to, accept, perform, or effect, and the Company shall not, without Boeing’s and Embraer’s prior written consent, agree to, accept, perform or effect, any divestiture or any other undertakings, conditions, remedies, restrictions, obligations, commitments or actions (including any amendments, supplements or modifications to, or waiver of any conditions of, this Agreement or any of the Transaction Documents) required by any Governmental Authority in order to obtain any such Required Regulatory Approvals. (e) Neither Boeing nor Embraer nor any of their Affiliates shall enter into or consummate any business combination with any Third Party (by way of merger, consolidation, share exchange, investment, joint venture strategic alliance, other business combination, asset, stock or equity purchase or otherwise), that would reasonably be expected to prevent the obtaining of any Required Regulatory Approval contemplated by this Section 5.1. Section 5.2 Confidentiality. Each Member acknowledges that it remains bound by that certain Confidentiality Agreement, dated as of October 6, 2017, by and among Boeing Parent and Embraer Parent (as amended from time to time, the “Confidentiality Agreement”). 17 1034377.14-CHISR01A - MSW

Section 5.3 Further Action. (a) Each of the Members shall (i) execute and deliver, or shall cause to be executed and delivered, such documents and other papers and shall take, or shall cause to be taken, such further actions as may be reasonably required to carry out the provisions of this Agreement and give effect to the transactions contemplated hereby, (ii) refrain from taking any action that would reasonably be expected to have the effect of delaying, impairing or impeding the Closing and (iii) use its reasonable efforts to cause all of the conditions to the obligations of the other Member to consummate the Closing to be met on or prior to the Closing. (b) Each of the Members will cooperate to obtain any Consent or Governmental Order that may be required in connection with the transactions contemplated by the Transaction Documents. (c) Embraer shall not request or cause a Governmental Authority to issue any Governmental Order that would prevent a condition set forth in Section 6.1(b) or Section 6.1(c) from being satisfied. For the avoidance of doubt, Embraer does not covenant to cause any Governmental Authority not to issue a Governmental Order. (d) Without limiting the foregoing, Embraer shall use its commercially reasonable efforts to cause the terms of any Executory Period Orders to permit the assignment of such Executory Period Orders to the Company in connection with the Closing without (i) any payment of money, (ii) any default, acceleration or other modification of terms or (iii) providing a termination right (each of the matters set forth in clauses (i), (ii) and (iii), an “Adverse Condition”). To the extent assignable in accordance with the immediately preceding sentence, such Executory Period Orders may, at Embraer’s option, constitute part of the Embraer In-Kind Contribution and shall be assigned to the Company at, or as soon as reasonably practicable following, the Closing. In the event any Executory Period Order is not able to be assigned by Embraer to the Company (without the imposition of any Adverse Condition or otherwise), Embraer will cause, and Boeing and the Company will cooperate in all reasonable respects with Embraer, (x) to provide to the Company the benefits of the applicable Executory Period Order, subject to the terms thereof and, to the extent the Company receives the benefits therefrom, subject to the Company bearing the burdens that it would have received had it originally entered into the Executory Period Order directly and any incremental Liabilities, costs and expenses incurred by Embraer in connection with providing the Company with such benefits and burdens, (y) to cooperate in any reasonable and lawful arrangement requested by Boeing designed to provide such benefits to the Company, and (z) to enforce, at the request of Boeing and for the account of the Company, any rights of Embraer relating to such Executory Period Order. To the extent that the Company requests and is provided the benefits of any Executory Period Order referred to in this Section 5.3(d), the Company will perform or discharge, on behalf of Embraer, Embraer’s obligations pursuant to such Executory Period Order in accordance with the terms thereof. (e) Without limiting the foregoing, Boeing shall use its commercially reasonable efforts to cause the terms of any agreement related to an Executory Period Order entered into by Boeing (or, if such agreement contemplates orders other than Executory Period Orders, the portions of such agreement related to Executory Period Orders) to permit the assignment of such agreements (or the portions of such agreements) to the Company in connection 18 Section 5.3 Further Action. (a) Each of the Members shall (i) execute and deliver, or shall cause to be executed and delivered, such documents and other papers and shall take, or shall cause to be taken, such further actions as may be reasonably required to carry out the provisions of this Agreement and give effect to the transactions contemplated hereby, (ii) refrain from taking any action that would reasonably be expected to have the effect of delaying, impairing or impeding the Closing and (iii) use its reasonable efforts to cause all of the conditions to the obligations of the other Member to consummate the Closing to be met on or prior to the Closing. (b) Each of the Members will cooperate to obtain any Consent or Governmental Order that may be required in connection with the transactions contemplated by the Transaction Documents. (c) Embraer shall not request or cause a Governmental Authority to issue any Governmental Order that would prevent a condition set forth in Section 6.1(b) or Section 6.1(c) from being satisfied. For the avoidance of doubt, Embraer does not covenant to cause any Governmental Authority not to issue a Governmental Order. (d) Without limiting the foregoing, Embraer shall use its commercially reasonable efforts to cause the terms of any Executory Period Orders to permit the assignment of such Executory Period Orders to the Company in connection with the Closing without (i) any payment of money, (ii) any default, acceleration or other modification of terms or (iii) providing a termination right (each of the matters set forth in clauses (i), (ii) and (iii), an “Adverse Condition”). To the extent assignable in accordance with the immediately preceding sentence, such Executory Period Orders may, at Embraer’s option, constitute part of the Embraer In-Kind Contribution and shall be assigned to the Company at, or as soon as reasonably practicable following, the Closing. In the event any Executory Period Order is not able to be assigned by Embraer to the Company (without the imposition of any Adverse Condition or otherwise), Embraer will cause, and Boeing and the Company will cooperate in all reasonable respects with Embraer, (x) to provide to the Company the benefits of the applicable Executory Period Order, subject to the terms thereof and, to the extent the Company receives the benefits therefrom, subject to the Company bearing the burdens that it would have received had it originally entered into the Executory Period Order directly and any incremental Liabilities, costs and expenses incurred by Embraer in connection with providing the Company with such benefits and burdens, (y) to cooperate in any reasonable and lawful arrangement requested by Boeing designed to provide such benefits to the Company, and (z) to enforce, at the request of Boeing and for the account of the Company, any rights of Embraer relating to such Executory Period Order. To the extent that the Company requests and is provided the benefits of any Executory Period Order referred to in this Section 5.3(d), the Company will perform or discharge, on behalf of Embraer, Embraer’s obligations pursuant to such Executory Period Order in accordance with the terms thereof. (e) Without limiting the foregoing, Boeing shall use its commercially reasonable efforts to cause the terms of any agreement related to an Executory Period Order entered into by Boeing (or, if such agreement contemplates orders other than Executory Period Orders, the portions of such agreement related to Executory Period Orders) to permit the assignment of such agreements (or the portions of such agreements) to the Company in connection 18 with the Closing without any Adverse Condition. To the extent assignable in accordance with the immediately preceding sentence, such agreements (or the portions of such agreements) shall be assigned to the Company at, or as soon as reasonably practicable following, the Closing. In the event any agreement (or the portion of any agreement) is not able to be assigned by Boeing to the Company (without the imposition of any Adverse Condition or otherwise), Boeing will cause, and Embraer and the Company will cooperate in all reasonable respects with Boeing, (x) to provide to the Company the benefits of the applicable agreement (or portion of such agreement), subject to the terms thereof and, to the extent the Company receives the benefits therefrom, subject to the Company bearing the burdens that it would have received had it originally entered into the agreement (or the portion of such agreement) directly and any incremental Liabilities, costs and expenses incurred by Boeing in connection with providing the Company with such benefits and burdens, (y) to cooperate in any reasonable and lawful arrangement requested by Embraer designed to provide such benefits to the Company, and (z) to enforce, at the request of Embraer and for the account of the Company, any rights of Boeing relating to such agreement (or the portion of such agreement). To the extent that the Company requests and is provided the benefits of any such agreement (or portion of any such agreement) referred to in this Section 5.3(e), the Company will perform or discharge, on behalf of Boeing, Boeing’s obligations pursuant to such agreement in accordance with the terms thereof. Section 5.4 Exclusivity. Until the earlier of (a) the Closing and (b) the termination of this Agreement in accordance with Section 7.1, each Member agrees that, except in connection with a Permitted Activity, it will not, and it will cause each of its Restricted Persons not to, directly or indirectly, solicit, initiate, encourage, enter into, conduct, engage in or continue any communications or negotiations, or engage in any activities in furtherance of entering into any agreements or understandings, whether written or oral, binding or non-binding, with any Third Party regarding any joint venture or other similar business enterprise, to conduct all or a portion of the In-Scope Business. As used herein, “Permitted Activity” shall mean any activities in furtherance of the transactions contemplated by this Agreement or the Transaction Documents and not otherwise prohibited hereunder. Section 5.5 Finalization of Defense JV Commercial Agreements. From and after the date hereof until the Closing or earlier termination of this Agreement in accordance with the terms hereof, the Members shall negotiate in good faith to finalize the form of each Defense JV Commercial Agreement for execution at the Closing (other than any such agreement that was entered into, or attached in agreed form as an Exhibit hereto, at signing), each on terms consistent with those set forth in the Commercial Document Framework. Each of the Members agree to provide appropriate resources and attention to finalizing the Defense JV Commercial Agreements (other than any such agreement that was entered into, or attached in agreed form as an Exhibit hereto, at signing) expeditiously following the date hereof and, subject to the satisfaction of the conditions set forth in Article VI (other than those conditions to be satisfied at the Closing itself), to execute the Defense JV Commercial Agreements at the Closing, if not executed prior to the Closing. Section 5.6 Tax Treatment. The Parties agree to treat the Closing Date Contributions, together with certain other arrangements entered into in connection with the transactions described herein, as transfers of property described in Section 721(a) of the Code and shall not take any 19 1034377.14-CHISR01A - MSW with the Closing without any Adverse Condition. To the extent assignable in accordance with the immediately preceding sentence, such agreements (or the portions of such agreements) shall be assigned to the Company at, or as soon as reasonably practicable following, the Closing. In the event any agreement (or the portion of any agreement) is not able to be assigned by Boeing to the Company (without the imposition of any Adverse Condition or otherwise), Boeing will cause, and Embraer and the Company will cooperate in all reasonable respects with Boeing, (x) to provide to the Company the benefits of the applicable agreement (or portion of such agreement), subject to the terms thereof and, to the extent the Company receives the benefits therefrom, subject to the Company bearing the burdens that it would have received had it originally entered into the agreement (or the portion of such agreement) directly and any incremental Liabilities, costs and expenses incurred by Boeing in connection with providing the Company with such benefits and burdens, (y) to cooperate in any reasonable and lawful arrangement requested by Embraer designed to provide such benefits to the Company, and (z) to enforce, at the request of Embraer and for the account of the Company, any rights of Boeing relating to such agreement (or the portion of such agreement). To the extent that the Company requests and is provided the benefits of any such agreement (or portion of any such agreement) referred to in this Section 5.3(e), the Company will perform or discharge, on behalf of Boeing, Boeing’s obligations pursuant to such agreement in accordance with the terms thereof. Section 5.4 Exclusivity. Until the earlier of (a) the Closing and (b) the termination of this Agreement in accordance with Section 7.1, each Member agrees that, except in connection with a Permitted Activity, it will not, and it will cause each of its Restricted Persons not to, directly or indirectly, solicit, initiate, encourage, enter into, conduct, engage in or continue any communications or negotiations, or engage in any activities in furtherance of entering into any agreements or understandings, whether written or oral, binding or non-binding, with any Third Party regarding any joint venture or other similar business enterprise, to conduct all or a portion of the In-Scope Business. As used herein, “Permitted Activity” shall mean any activities in furtherance of the transactions contemplated by this Agreement or the Transaction Documents and not otherwise prohibited hereunder. Section 5.5 Finalization of Defense JV Commercial Agreements. From and after the date hereof until the Closing or earlier termination of this Agreement in accordance with the terms hereof, the Members shall negotiate in good faith to finalize the form of each Defense JV Commercial Agreement for execution at the Closing (other than any such agreement that was entered into, or attached in agreed form as an Exhibit hereto, at signing), each on terms consistent with those set forth in the Commercial Document Framework. Each of the Members agree to provide appropriate resources and attention to finalizing the Defense JV Commercial Agreements (other than any such agreement that was entered into, or attached in agreed form as an Exhibit hereto, at signing) expeditiously following the date hereof and, subject to the satisfaction of the conditions set forth in Article VI (other than those conditions to be satisfied at the Closing itself), to execute the Defense JV Commercial Agreements at the Closing, if not executed prior to the Closing. Section 5.6 Tax Treatment. The Parties agree to treat the Closing Date Contributions, together with certain other arrangements entered into in connection with the transactions described herein, as transfers of property described in Section 721(a) of the Code and shall not take any 19 1034377.14-CHISR01A - MSW position inconsistent with such treatment on any Tax return or any audit, examination or other proceeding with respect to Taxes unless otherwise required by applicable Law. Section 5.7 Company Operations. From the date hereof until the Closing, the Company will not, and Embraer will cause the Company not to, (a) engage in any business activities or conduct any operations of any kind, (b) own any assets at any time, (c) have any liabilities or obligations of any kind whatsoever in existence, whether accrued, contingent, absolute or otherwise, other than pursuant to its formation at any time, and (d) be a party to any Contract other than the Original Agreement at any time; provided that nothing in this Agreement shall prevent the Company from entering into Executory Period Orders, and other agreements solely related to the performance of any such Executory Period Orders so obtained, between the date hereof and the Closing, in each case, with the prior written consent of Boeing (not to be unreasonably withheld, conditioned or delayed; provided, that refusing to provide consent if such Executory Period Order is a Loss Order shall not be unreasonable); provided further that any such other agreements shall be taken into account, in the aggregate, to determine if the applicable Executory Period Order is a Loss Order and any such Executory Period Orders and other agreements shall be sought, obtained and performed in accordance with Law. Section 5.8 FAB License. As soon as reasonably practicable after the date hereof, and no later than the date on which all conditions set forth in Article VI have been satisfied (other than the condition set forth in Section 6.3(h) and such other conditions to be satisfied at the Closing itself), Embraer shall cause the FAB License to obtained and to remain in full force and effect in accordance with its terms from the date of the execution and delivery of the FAB License until and through the Closing. Section 5.9 KC-390 Opportunities. The Members hereby acknowledge and agree that, subject to any restrictions under Antitrust Laws and each of Boeing Parent’s and Embraer Parent’s obligations to ensure maximum value for their respective stockholders (the “Reasonable Limitations”), the Members have a shared interest in maximizing profitable sales orders for the KC-390 between the date hereof and the Closing, as such orders would ultimately inure to the financial benefit of the Company and thereby to each Member. As such, subject in all cases to the Reasonable Limitations (which each of Boeing and Embraer shall be entitled to determine in good faith in their sole discretion), the Members agree to engage in good faith discussions, which the Members intend to engage in on terms substantially similar to those set forth in Section 2 of the Master Teaming Agreement and as further set forth below, with respect to the manner in which the Members may cooperate in the pursuit of any “requests for proposal” or other similar procurement processes initiated between the date hereof and the Closing by a potential purchaser of the KC-390 with respect to which the KC-390 meets all cost and technical specifications promulgated by such potential purchaser or otherwise in Embraer’s and Boeing’s reasonable determination the KC-390 would qualify for such procurement process (a “KC-390 Opportunity”). Upon a Member’s identification of a KC-390 Opportunity with respect to which such Member (the “Initiating Member”) seeks the other Member’s assistance, such Initiating Member will provide written notice to the other Member (the “Non-Initiating Member”) setting forth a description of such KC-390 Opportunity, including any materials received from the potential purchaser with respect to such KC-390 Opportunity (the “Cooperation Request”). Within 15 Business Days following delivery of a Cooperation Request, the Members shall meet (telephonically or in-person) to discuss in good faith the Members’ use of commercially reasonable efforts to support the pursuit 20 position inconsistent with such treatment on any Tax return or any audit, examination or other proceeding with respect to Taxes unless otherwise required by applicable Law. Section 5.7 Company Operations. From the date hereof until the Closing, the Company will not, and Embraer will cause the Company not to, (a) engage in any business activities or conduct any operations of any kind, (b) own any assets at any time, (c) have any liabilities or obligations of any kind whatsoever in existence, whether accrued, contingent, absolute or otherwise, other than pursuant to its formation at any time, and (d) be a party to any Contract other than the Original Agreement at any time; provided that nothing in this Agreement shall prevent the Company from entering into Executory Period Orders, and other agreements solely related to the performance of any such Executory Period Orders so obtained, between the date hereof and the Closing, in each case, with the prior written consent of Boeing (not to be unreasonably withheld, conditioned or delayed; provided, that refusing to provide consent if such Executory Period Order is a Loss Order shall not be unreasonable); provided further that any such other agreements shall be taken into account, in the aggregate, to determine if the applicable Executory Period Order is a Loss Order and any such Executory Period Orders and other agreements shall be sought, obtained and performed in accordance with Law. Section 5.8 FAB License. As soon as reasonably practicable after the date hereof, and no later than the date on which all conditions set forth in Article VI have been satisfied (other than the condition set forth in Section 6.3(h) and such other conditions to be satisfied at the Closing itself), Embraer shall cause the FAB License to obtained and to remain in full force and effect in accordance with its terms from the date of the execution and delivery of the FAB License until and through the Closing. Section 5.9 KC-390 Opportunities. The Members hereby acknowledge and agree that, subject to any restrictions under Antitrust Laws and each of Boeing Parent’s and Embraer Parent’s obligations to ensure maximum value for their respective stockholders (the “Reasonable Limitations”), the Members have a shared interest in maximizing profitable sales orders for the KC-390 between the date hereof and the Closing, as such orders would ultimately inure to the financial benefit of the Company and thereby to each Member. As such, subject in all cases to the Reasonable Limitations (which each of Boeing and Embraer shall be entitled to determine in good faith in their sole discretion), the Members agree to engage in good faith discussions, which the Members intend to engage in on terms substantially similar to those set forth in Section 2 of the Master Teaming Agreement and as further set forth below, with respect to the manner in which the Members may cooperate in the pursuit of any “requests for proposal” or other similar procurement processes initiated between the date hereof and the Closing by a potential purchaser of the KC-390 with respect to which the KC-390 meets all cost and technical specifications promulgated by such potential purchaser or otherwise in Embraer’s and Boeing’s reasonable determination the KC-390 would qualify for such procurement process (a “KC-390 Opportunity”). Upon a Member’s identification of a KC-390 Opportunity with respect to which such Member (the “Initiating Member”) seeks the other Member’s assistance, such Initiating Member will provide written notice to the other Member (the “Non-Initiating Member”) setting forth a description of such KC-390 Opportunity, including any materials received from the potential purchaser with respect to such KC-390 Opportunity (the “Cooperation Request”). Within 15 Business Days following delivery of a Cooperation Request, the Members shall meet (telephonically or in-person) to discuss in good faith the Members’ use of commercially reasonable efforts to support the pursuit 20 of such KC-390 Opportunity. If, following such good faith discussion, the Members are not able to agree upon a framework for commercially reasonable cooperation to pursue such KC-390 Opportunity (other than due to Reasonable Limitations), then, subject to the following conditions, Embraer, if the Initiating Member, may elect, upon written notice to the Company and Boeing, to pursue such KC-390 Opportunity for Embraer Parent’s own account (any such opportunity pursued by Embraer Parent, a “Separate Campaign”). If Embraer Parent pursues a Separate Campaign, any order ultimately received by Embraer Parent in respect of such Separate Campaign shall be deemed an “Additional Excluded Order;” provided that any such order shall only be deemed an Additional Excluded Order if in pursuing such Separate Campaign (a) contemporaneously with the submission of a bid or similar proposal, Embraer Parent has specified in writing to the potential purchaser that Embraer Parent (and not the Company) will be solely responsible for all liabilities and obligations related to or arising from any orders received by Embraer Parent in respect of such Separate Campaign and (b) the terms of any Contracts entered into in connection with any orders received by Embraer Parent in respect of such Separate Campaign would not impose any liability or obligation on the Company, Boeing Parent or any of Boeing Parent’s Affiliates. The right to pursue a Separate Campaign in accordance with this Section 5.9 will be the sole recourse for any breach of this Section 5.9 by a Member and, notwithstanding anything in this Agreement to the contrary, no breach or alleged breach of any covenant set forth in this Section 5.9 shall be taken into account in determining whether the conditions set forth in Section 6.2(c) or Section 6.3(c) have been satisfied and the covenants set forth in this Section 5.9 shall be deemed to have been performed in all respects for purposes of Section 6.2(c) or Section 6.3(c). Section 5.10 Adoption of Key Policies. As soon as reasonably practicable after the date hereof, and no later than the date on which all conditions set forth in Article VI have been satisfied (other than such conditions to be satisfied at the Closing itself), Embraer shall cause the Company to adopt the Accounting Policies and Practices, the Anti-Bribery Policy, the Code of Conduct and the Export-Import Compliance Plan, each in the respective forms attached hereto as Exhibit B and Exhibits H-1 through H-3. ARTICLE VI CONDITIONS TO CLOSING Section 6.1 Conditions to Each Member’s Obligations to Effect the Closing. The obligation of each Member to effect the Closing shall be subject to the satisfaction (or, to the extent permitted by applicable Law, waiver by both Members), as of the Closing, of each of the following conditions: (a) Closing of Commercial Aviation JV. The Closing (as defined in the MTA) shall have occurred. (b) No Governmental Orders. On the Closing Date, there shall be no Governmental Orders in effect that prevent, prohibit or make illegal the Closing or the transactions contemplated by this Agreement and the other Transaction Documents; provided that no Member shall be entitled to assert the failure of the condition set forth in this Section 6.1(b) to be satisfied as the basis for not effectuating the completion of the Closing (i) if such Member failed to take any action required under this Agreement to satisfy the condition set forth in this Section 6.1(b) or 21 1034377.14-CHISR01A - MSW of such KC-390 Opportunity. If, following such good faith discussion, the Members are not able to agree upon a framework for commercially reasonable cooperation to pursue such KC-390 Opportunity (other than due to Reasonable Limitations), then, subject to the following conditions, Embraer, if the Initiating Member, may elect, upon written notice to the Company and Boeing, to pursue such KC-390 Opportunity for Embraer Parent’s own account (any such opportunity pursued by Embraer Parent, a “Separate Campaign”). If Embraer Parent pursues a Separate Campaign, any order ultimately received by Embraer Parent in respect of such Separate Campaign shall be deemed an “Additional Excluded Order;” provided that any such order shall only be deemed an Additional Excluded Order if in pursuing such Separate Campaign (a) contemporaneously with the submission of a bid or similar proposal, Embraer Parent has specified in writing to the potential purchaser that Embraer Parent (and not the Company) will be solely responsible for all liabilities and obligations related to or arising from any orders received by Embraer Parent in respect of such Separate Campaign and (b) the terms of any Contracts entered into in connection with any orders received by Embraer Parent in respect of such Separate Campaign would not impose any liability or obligation on the Company, Boeing Parent or any of Boeing Parent’s Affiliates. The right to pursue a Separate Campaign in accordance with this Section 5.9 will be the sole recourse for any breach of this Section 5.9 by a Member and, notwithstanding anything in this Agreement to the contrary, no breach or alleged breach of any covenant set forth in this Section 5.9 shall be taken into account in determining whether the conditions set forth in Section 6.2(c) or Section 6.3(c) have been satisfied and the covenants set forth in this Section 5.9 shall be deemed to have been performed in all respects for purposes of Section 6.2(c) or Section 6.3(c). Section 5.10 Adoption of Key Policies. As soon as reasonably practicable after the date hereof, and no later than the date on which all conditions set forth in Article VI have been satisfied (other than such conditions to be satisfied at the Closing itself), Embraer shall cause the Company to adopt the Accounting Policies and Practices, the Anti-Bribery Policy, the Code of Conduct and the Export-Import Compliance Plan, each in the respective forms attached hereto as Exhibit B and Exhibits H-1 through H-3. ARTICLE VI CONDITIONS TO CLOSING Section 6.1 Conditions to Each Member’s Obligations to Effect the Closing. The obligation of each Member to effect the Closing shall be subject to the satisfaction (or, to the extent permitted by applicable Law, waiver by both Members), as of the Closing, of each of the following conditions: (a) Closing of Commercial Aviation JV. The Closing (as defined in the MTA) shall have occurred. (b) No Governmental Orders. On the Closing Date, there shall be no Governmental Orders in effect that prevent, prohibit or make illegal the Closing or the transactions contemplated by this Agreement and the other Transaction Documents; provided that no Member shall be entitled to assert the failure of the condition set forth in this Section 6.1(b) to be satisfied as the basis for not effectuating the completion of the Closing (i) if such Member failed to take any action required under this Agreement to satisfy the condition set forth in this Section 6.1(b) or 21 1034377.14-CHISR01A - MSW

(ii) whose breach of this Agreement shall have been the primary cause of, or shall have primarily resulted in, the failure of the condition set forth in this Section 6.1(b) to be satisfied. (c) Required Approvals. All Required Regulatory Approvals (except for receipt of the FAB License, which condition is set forth in Section 6.3(h)), the Second Golden Share Approval and the Shareholder Approval each shall have been obtained. Section 6.2 Conditions to Embraer’s Obligation to Effect the Closing. The obligation of Embraer to effect the Closing shall be subject to the satisfaction (or, to the extent permitted by applicable Law, waiver) as of (or simultaneously with, as the case may be) the Closing, of each of the following conditions: (a) Fundamental Representations and Warranties. The Fundamental Representations made by Boeing shall have been true and correct in all respects (other than de minimis inaccuracies) as of the date hereof and as of the Closing, as though made on, and as of, such date and time. (b) Other Representations and Warranties. All other representations and warranties of Boeing set forth in Article III and Article IV (other than the Fundamental Representations made by Boeing) shall have been true and correct in all material respects (without giving effect to any limitation as to “materiality”) as of the date hereof and as of the Closing, as though made on, and as of, such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date). (c) Covenants. Boeing shall have performed and complied with the obligations and covenants applicable to Boeing, in each case, to be performed and complied with by Boeing at or prior to the Closing in accordance with this Agreement, except where the failure of Boeing to perform or comply with the obligations and covenants applicable to Boeing has not had and would not reasonably be expected to have a material and adverse impact on a Member or the Company. (d) Closing Date Contribution. Boeing shall, at the Closing, make its Closing Date Contribution pursuant to Section 2.2(b). (e) Officer’s Certificate. Boeing shall have delivered to Embraer a certificate from a duly authorized officer of Boeing, in form and substance reasonably satisfactory to Embraer, dated as of the Closing Date, stating that the conditions specified in Section 6.2(a), Section 6.2(b) and Section 6.2(c) have been satisfied. (f) Deliverables. Boeing shall have delivered or caused to be delivered the items set forth in Section 2.3(a). (g) Required Consents. Boeing shall have delivered evidence reasonably satisfactory to Embraer that Boeing has obtained the Required Consents allocated to Boeing (as designated opposite Boeing’s name on Schedule 1.1(b)). 22 (ii) whose breach of this Agreement shall have been the primary cause of, or shall have primarily resulted in, the failure of the condition set forth in this Section 6.1(b) to be satisfied. (c) Required Approvals. All Required Regulatory Approvals (except for receipt of the FAB License, which condition is set forth in Section 6.3(h)), the Second Golden Share Approval and the Shareholder Approval each shall have been obtained. Section 6.2 Conditions to Embraer’s Obligation to Effect the Closing. The obligation of Embraer to effect the Closing shall be subject to the satisfaction (or, to the extent permitted by applicable Law, waiver) as of (or simultaneously with, as the case may be) the Closing, of each of the following conditions: (a) Fundamental Representations and Warranties. The Fundamental Representations made by Boeing shall have been true and correct in all respects (other than de minimis inaccuracies) as of the date hereof and as of the Closing, as though made on, and as of, such date and time. (b) Other Representations and Warranties. All other representations and warranties of Boeing set forth in Article III and Article IV (other than the Fundamental Representations made by Boeing) shall have been true and correct in all material respects (without giving effect to any limitation as to “materiality”) as of the date hereof and as of the Closing, as though made on, and as of, such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date). (c) Covenants. Boeing shall have performed and complied with the obligations and covenants applicable to Boeing, in each case, to be performed and complied with by Boeing at or prior to the Closing in accordance with this Agreement, except where the failure of Boeing to perform or comply with the obligations and covenants applicable to Boeing has not had and would not reasonably be expected to have a material and adverse impact on a Member or the Company. (d) Closing Date Contribution. Boeing shall, at the Closing, make its Closing Date Contribution pursuant to Section 2.2(b). (e) Officer’s Certificate. Boeing shall have delivered to Embraer a certificate from a duly authorized officer of Boeing, in form and substance reasonably satisfactory to Embraer, dated as of the Closing Date, stating that the conditions specified in Section 6.2(a), Section 6.2(b) and Section 6.2(c) have been satisfied. (f) Deliverables. Boeing shall have delivered or caused to be delivered the items set forth in Section 2.3(a). (g) Required Consents. Boeing shall have delivered evidence reasonably satisfactory to Embraer that Boeing has obtained the Required Consents allocated to Boeing (as designated opposite Boeing’s name on Schedule 1.1(b)). 22

Section 6.3 Conditions to Boeing’s Obligations to Effect the Closing. The obligation of Boeing to effect the Closing shall be subject to the satisfaction (or, to the extent permitted by applicable Law, waiver), as of (or simultaneously with, as the case may be) the Closing, of each of the following conditions: (a) Fundamental Representations and Warranties. The Fundamental Representations made by Embraer shall have been true and correct in all respects (other than de minimis inaccuracies) as of the date hereof and as of the Closing, as though made on, and as of, such date and time. (b) Other Representations and Warranties. All other representations and warranties of Embraer set forth in Article III and Article IV (other than the Fundamental Representations made by Embraer) shall have been true and correct in all material respects (without giving effect to any limitation as to “materiality”) as of the date hereof and as of the Closing, as though made on, and as of, such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date). (c) Covenants. Embraer shall have performed and complied with the obligations and covenants applicable to Embraer, in each case, to be performed and complied with by Embraer at or prior to the Closing in accordance with this Agreement, except where the failure of Embraer to perform or comply with the obligations and covenants applicable to Embraer has not had and would not reasonably be expected to have a material and adverse impact on a Member or the Company. (d) Closing Date Contribution. Embraer shall, at the Closing, make its Closing Date Contribution pursuant to Section 2.2(b). (e) Officer’s Certificate. Embraer shall have delivered to Boeing a certificate from a duly authorized officer of Embraer, in form and substance reasonably satisfactory to Boeing, dated as of the Closing Date, stating that the conditions specified in Section 6.3(a), Section 6.3(b) and Section 6.3(c) have been satisfied. (f) Deliverables. Embraer shall have delivered or caused to be delivered the items set forth in Section 2.3(b). (g) Required Consents. Embraer shall have delivered evidence reasonably satisfactory to Boeing that Embraer has obtained the Required Consents allocated to Embraer (as designated opposite Embraer’s name on Schedule 1.1(b)). (h) FAB License. The FAB License shall be in full force and effect in accordance with its terms. ARTICLE VII TERMINATION, AMENDMENT AND WAIVER Section 7.1 Termination. This Agreement may be terminated prior to the Closing: 23 1034377.14-CHISR01A - MSW Section 6.3 Conditions to Boeing’s Obligations to Effect the Closing. The obligation of Boeing to effect the Closing shall be subject to the satisfaction (or, to the extent permitted by applicable Law, waiver), as of (or simultaneously with, as the case may be) the Closing, of each of the following conditions: (a) Fundamental Representations and Warranties. The Fundamental Representations made by Embraer shall have been true and correct in all respects (other than de minimis inaccuracies) as of the date hereof and as of the Closing, as though made on, and as of, such date and time. (b) Other Representations and Warranties. All other representations and warranties of Embraer set forth in Article III and Article IV (other than the Fundamental Representations made by Embraer) shall have been true and correct in all material respects (without giving effect to any limitation as to “materiality”) as of the date hereof and as of the Closing, as though made on, and as of, such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date). (c) Covenants. Embraer shall have performed and complied with the obligations and covenants applicable to Embraer, in each case, to be performed and complied with by Embraer at or prior to the Closing in accordance with this Agreement, except where the failure of Embraer to perform or comply with the obligations and covenants applicable to Embraer has not had and would not reasonably be expected to have a material and adverse impact on a Member or the Company. (d) Closing Date Contribution. Embraer shall, at the Closing, make its Closing Date Contribution pursuant to Section 2.2(b). (e) Officer’s Certificate. Embraer shall have delivered to Boeing a certificate from a duly authorized officer of Embraer, in form and substance reasonably satisfactory to Boeing, dated as of the Closing Date, stating that the conditions specified in Section 6.3(a), Section 6.3(b) and Section 6.3(c) have been satisfied. (f) Deliverables. Embraer shall have delivered or caused to be delivered the items set forth in Section 2.3(b). (g) Required Consents. Embraer shall have delivered evidence reasonably satisfactory to Boeing that Embraer has obtained the Required Consents allocated to Embraer (as designated opposite Embraer’s name on Schedule 1.1(b)). (h) FAB License. The FAB License shall be in full force and effect in accordance with its terms. ARTICLE VII TERMINATION, AMENDMENT AND WAIVER Section 7.1 Termination. This Agreement may be terminated prior to the Closing: 23 1034377.14-CHISR01A - MSW

(a) by the joint written election of the Members; (b) by either Member if: (i) the MTA has been terminated in accordance with its terms; or (ii) prior to the Closing, the condition provided in Section 6.1(a) has not been met, the satisfaction of such condition is impossible and such condition has not been waived in writing by the other Member; provided that the right to terminate this Agreement under this Section 7.1(b)(ii) shall not be available to either Member in the event that the failure of any such condition to be satisfied on or prior to the Closing was primarily caused by, or results primarily from, such Member’s breach of its representations, warranties, covenants, agreements or other obligations in this Agreement; (c) by Embraer if Boeing is in breach of any of its covenants, agreements or other obligations in this Agreement, or is in breach of, or there is an inaccuracy with respect to, any of the representations or warranties made by Boeing set forth in Article IV, which breach or inaccuracy (i) would result in any condition to Closing set forth in Section 6.2 not being satisfied, and (ii) by its nature cannot be cured or has not been cured by Boeing, as the case may be, by the date 90 Business Days after Boeing’s receipt of written notice of such breach or inaccuracy from Embraer; provided that Embraer is not then in material breach of any of its representations, warranties, covenants, agreements or other obligations in this Agreement; (d) by Boeing if Embraer is in breach of any of its covenants, agreements or other obligations in this Agreement, or is in breach of, or there is an inaccuracy with respect to, any of the representations or warranties made by Embraer set forth in Section 3.1 or Article IV, which breach or inaccuracy (i) would result in any condition to Closing set forth in Section 6.3 not being satisfied, and (ii) by its nature cannot be cured or has not been cured by Embraer, as the case may be, by the date 90 Business Days after Embraer’s receipt of written notice of such breach or inaccuracy from Boeing; provided that Boeing is not then in material breach of any of its representations, warranties, covenants, agreements or other obligations contained in this Agreement; or (e) by Boeing if there is the issuance of a final, non-appealable Governmental Order prohibiting the consummation of the transactions contemplated by this Agreement. Section 7.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 7.1, this Agreement shall immediately cease to be of any further force or effect and there shall be no further obligation on the part of any Party. Notwithstanding the foregoing, nothing in this Agreement shall relieve any Party from Liability for any breach of any covenant or other obligation in this Agreement prior to the date of termination. 24 (a) by the joint written election of the Members; (b) by either Member if: (i) the MTA has been terminated in accordance with its terms; or (ii) prior to the Closing, the condition provided in Section 6.1(a) has not been met, the satisfaction of such condition is impossible and such condition has not been waived in writing by the other Member; provided that the right to terminate this Agreement under this Section 7.1(b)(ii) shall not be available to either Member in the event that the failure of any such condition to be satisfied on or prior to the Closing was primarily caused by, or results primarily from, such Member’s breach of its representations, warranties, covenants, agreements or other obligations in this Agreement; (c) by Embraer if Boeing is in breach of any of its covenants, agreements or other obligations in this Agreement, or is in breach of, or there is an inaccuracy with respect to, any of the representations or warranties made by Boeing set forth in Article IV, which breach or inaccuracy (i) would result in any condition to Closing set forth in Section 6.2 not being satisfied, and (ii) by its nature cannot be cured or has not been cured by Boeing, as the case may be, by the date 90 Business Days after Boeing’s receipt of written notice of such breach or inaccuracy from Embraer; provided that Embraer is not then in material breach of any of its representations, warranties, covenants, agreements or other obligations in this Agreement; (d) by Boeing if Embraer is in breach of any of its covenants, agreements or other obligations in this Agreement, or is in breach of, or there is an inaccuracy with respect to, any of the representations or warranties made by Embraer set forth in Section 3.1 or Article IV, which breach or inaccuracy (i) would result in any condition to Closing set forth in Section 6.3 not being satisfied, and (ii) by its nature cannot be cured or has not been cured by Embraer, as the case may be, by the date 90 Business Days after Embraer’s receipt of written notice of such breach or inaccuracy from Boeing; provided that Boeing is not then in material breach of any of its representations, warranties, covenants, agreements or other obligations contained in this Agreement; or (e) by Boeing if there is the issuance of a final, non-appealable Governmental Order prohibiting the consummation of the transactions contemplated by this Agreement. Section 7.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 7.1, this Agreement shall immediately cease to be of any further force or effect and there shall be no further obligation on the part of any Party. Notwithstanding the foregoing, nothing in this Agreement shall relieve any Party from Liability for any breach of any covenant or other obligation in this Agreement prior to the date of termination. 24

ARTICLE VIII INDEMNIFICATION Section 8.1 Survival. th (a) The Fundamental Representations shall survive the Closing until the 90 day following the expiration of the applicable statute of limitations. All representations and warranties set forth in Section 3.1(d), Section 3.1(e) and Section 3.1(f) shall survive for a period of 36 months following the Closing Date. All representations and warranties set forth in Article III and Article IV which are not Fundamental Representations or the representations and warranties set forth in Section 3.1(d), Section 3.1(e) and Section 3.1(f) shall survive for a period of 24 months following the Closing Date. (b) The covenants, agreements and other obligations of the Members set forth in this Agreement shall survive the Closing in full force and effect until fully performed in accordance with their terms. (c) Notwithstanding anything herein to the contrary, no knowledge of, or investigation by or on behalf of, any Party will constitute or give effect to a waiver of such Party’s right to enforce any representation, warranty, covenant or agreement contained herein or in any other Transaction Document, or in any way limit such Party’s right to indemnification under this Article VIII. (d) No Claim regarding a breach of any such representation, warranty, covenant, agreement or other obligation shall be made after the expiration of the applicable survival period. Any Claim for indemnification asserted in writing prior to the expiration of any such survival period as provided in this Section 8.1 (regardless of whether a Legal Proceeding has been commenced) shall have been timely made for purposes of this Article VIII such that the representation, warranty, covenant, agreement or obligation that is the subject of such Claim, to the extent of such Claim only, shall survive until such Claim has been fully and finally resolved in accordance with the terms of this Agreement. For the avoidance of doubt, the separate obligations of the Parties under this Article VIII shall survive until 90 days after the expiration of the survival period for the last representation, warranty, covenant, agreement or other obligation under this Agreement. Section 8.2 Indemnification by a Member. Subject to the provisions of this Article VIII, each Member (the “Indemnifying Person”) shall indemnify the Company and the other Member (collectively, the “Company Indemnified Persons”) for any and all Indemnity Losses incurred by such Company Indemnified Persons to the extent arising from (a) the failure of any representation or warranty made by such Member in this Agreement to have been true and correct as of the date hereof and as of the Closing, as though made at and as of the Closing, or the failure of any certificate delivered by such Member pursuant to Section 6.2(e) or Section 6.3(e), as applicable, of this Agreement to have been true and correct when delivered or (b) any breach or failure by such Member to perform any of its covenants or obligations contained in this Agreement (except for those set forth in Section 5.8) (clauses (a) and (b), the “Indemnity Claims”). Section 8.3 Limitations on Indemnification. 25 1034377.14-CHISR01A - MSW ARTICLE VIII INDEMNIFICATION Section 8.1 Survival. th (a) The Fundamental Representations shall survive the Closing until the 90 day following the expiration of the applicable statute of limitations. All representations and warranties set forth in Section 3.1(d), Section 3.1(e) and Section 3.1(f) shall survive for a period of 36 months following the Closing Date. All representations and warranties set forth in Article III and Article IV which are not Fundamental Representations or the representations and warranties set forth in Section 3.1(d), Section 3.1(e) and Section 3.1(f) shall survive for a period of 24 months following the Closing Date. (b) The covenants, agreements and other obligations of the Members set forth in this Agreement shall survive the Closing in full force and effect until fully performed in accordance with their terms. (c) Notwithstanding anything herein to the contrary, no knowledge of, or investigation by or on behalf of, any Party will constitute or give effect to a waiver of such Party’s right to enforce any representation, warranty, covenant or agreement contained herein or in any other Transaction Document, or in any way limit such Party’s right to indemnification under this Article VIII. (d) No Claim regarding a breach of any such representation, warranty, covenant, agreement or other obligation shall be made after the expiration of the applicable survival period. Any Claim for indemnification asserted in writing prior to the expiration of any such survival period as provided in this Section 8.1 (regardless of whether a Legal Proceeding has been commenced) shall have been timely made for purposes of this Article VIII such that the representation, warranty, covenant, agreement or obligation that is the subject of such Claim, to the extent of such Claim only, shall survive until such Claim has been fully and finally resolved in accordance with the terms of this Agreement. For the avoidance of doubt, the separate obligations of the Parties under this Article VIII shall survive until 90 days after the expiration of the survival period for the last representation, warranty, covenant, agreement or other obligation under this Agreement. Section 8.2 Indemnification by a Member. Subject to the provisions of this Article VIII, each Member (the “Indemnifying Person”) shall indemnify the Company and the other Member (collectively, the “Company Indemnified Persons”) for any and all Indemnity Losses incurred by such Company Indemnified Persons to the extent arising from (a) the failure of any representation or warranty made by such Member in this Agreement to have been true and correct as of the date hereof and as of the Closing, as though made at and as of the Closing, or the failure of any certificate delivered by such Member pursuant to Section 6.2(e) or Section 6.3(e), as applicable, of this Agreement to have been true and correct when delivered or (b) any breach or failure by such Member to perform any of its covenants or obligations contained in this Agreement (except for those set forth in Section 5.8) (clauses (a) and (b), the “Indemnity Claims”). Section 8.3 Limitations on Indemnification. 25 1034377.14-CHISR01A - MSW

(a) No Indemnifying Person shall have any obligation to indemnify any Company Indemnified Person unless and until the aggregate Indemnity Losses incurred or suffered by all Company Indemnified Persons entitled to indemnification from such Indemnifying Person thereunder exceed $2,500,000 (the “Deductible”), in which case, such Indemnifying Person shall be responsible for such Indemnity Losses in excess of the Deductible, and after the aggregate Indemnity Losses paid by such Indemnifying Person exceed (A) $275,000,000, in the case of Embraer, or (B) $275,000,000, in the case of Boeing (in either case, the “Cap”), which amount shall be reduced dollar-for-dollar for Embraer or Boeing, as applicable, for payments made by such party arising out of any indemnification claims made under the LLC Agreement; provided, that neither the Deductible nor the Cap shall apply to any amounts payable in respect of Indemnity Losses arising from or related to (x) any inaccuracy or breach of any Fundamental Representation or (y) any Indemnity Claim based on Fraud, although such amounts shall be aggregated with all other Indemnity Losses to determine if indemnification obligations exceed the Deductible, and no such amounts shall be counted towards the Cap. (b) For purposes of this Article VIII, when (i) determining whether any breach or inaccuracy of a representation or warranty in this Agreement has occurred and (ii) calculating the amount of any Indemnity Losses relating thereto, in each case, all references as to materiality or other similar materiality-based qualifications set forth therein shall be disregarded. (c) In the event any Company Indemnified Person becomes aware of any breach giving rise to an indemnification obligation of any Indemnifying Person under Section 8.2, such Company Indemnified Person shall take commercially reasonable steps to, in its reasonable judgment, mitigate any Indemnity Losses which form the basis of such indemnification obligation. Any and all amounts paid or payable by a Company Indemnified Person in connection with any mitigation required by this Section 8.3(c) shall constitute Indemnity Losses. Nothing in this Section 8.3(c) is intended to supersede any obligations under Law to mitigate Indemnity Losses. Section 8.4 Non-Third Party Claims. The indemnity obligations of an Indemnifying Person pursuant to Section 8.2 arising out of or relating to any Indemnity Claim by a Company Indemnified Person, other than in respect of a Third Party Claim, shall be subject to the following terms and conditions: (a) A Company Indemnified Person seeking indemnification under Article VIII shall give the Indemnifying Person notice (each such notice, a “Notice of Claim”) of such Indemnity Claim (each a “Non-Third Party Claim”) stating (to the extent known or reasonably anticipated) the nature and basis of such Non-Third Party Claim and, to the extent available to the Company Indemnified Person, the amount thereof (the “Claim Amount”); provided that, the failure to give such Notice of Claim shall not affect the rights of the Company Indemnified Person hereunder, except to the extent that the Indemnifying Person shall have been actually and materially prejudiced by reason of such failure. Any Notice of Claim delivered pursuant to this Section 8.4(a) may be supplemented, and any Claim Amount may be increased, added or supplemented, at a later date by the Company Indemnified Person. (b) If the Indemnifying Person objects to such Non-Third Party Claim or Claim Amount, or any portion thereof, as specified in such Notice of Claim, the Indemnifying Person shall, within 30 days after receipt of any such Notice of Claim, deliver to the Company Indemnified 26 (a) No Indemnifying Person shall have any obligation to indemnify any Company Indemnified Person unless and until the aggregate Indemnity Losses incurred or suffered by all Company Indemnified Persons entitled to indemnification from such Indemnifying Person thereunder exceed $2,500,000 (the “Deductible”), in which case, such Indemnifying Person shall be responsible for such Indemnity Losses in excess of the Deductible, and after the aggregate Indemnity Losses paid by such Indemnifying Person exceed (A) $275,000,000, in the case of Embraer, or (B) $275,000,000, in the case of Boeing (in either case, the “Cap”), which amount shall be reduced dollar-for-dollar for Embraer or Boeing, as applicable, for payments made by such party arising out of any indemnification claims made under the LLC Agreement; provided, that neither the Deductible nor the Cap shall apply to any amounts payable in respect of Indemnity Losses arising from or related to (x) any inaccuracy or breach of any Fundamental Representation or (y) any Indemnity Claim based on Fraud, although such amounts shall be aggregated with all other Indemnity Losses to determine if indemnification obligations exceed the Deductible, and no such amounts shall be counted towards the Cap. (b) For purposes of this Article VIII, when (i) determining whether any breach or inaccuracy of a representation or warranty in this Agreement has occurred and (ii) calculating the amount of any Indemnity Losses relating thereto, in each case, all references as to materiality or other similar materiality-based qualifications set forth therein shall be disregarded. (c) In the event any Company Indemnified Person becomes aware of any breach giving rise to an indemnification obligation of any Indemnifying Person under Section 8.2, such Company Indemnified Person shall take commercially reasonable steps to, in its reasonable judgment, mitigate any Indemnity Losses which form the basis of such indemnification obligation. Any and all amounts paid or payable by a Company Indemnified Person in connection with any mitigation required by this Section 8.3(c) shall constitute Indemnity Losses. Nothing in this Section 8.3(c) is intended to supersede any obligations under Law to mitigate Indemnity Losses. Section 8.4 Non-Third Party Claims. The indemnity obligations of an Indemnifying Person pursuant to Section 8.2 arising out of or relating to any Indemnity Claim by a Company Indemnified Person, other than in respect of a Third Party Claim, shall be subject to the following terms and conditions: (a) A Company Indemnified Person seeking indemnification under Article VIII shall give the Indemnifying Person notice (each such notice, a “Notice of Claim”) of such Indemnity Claim (each a “Non-Third Party Claim”) stating (to the extent known or reasonably anticipated) the nature and basis of such Non-Third Party Claim and, to the extent available to the Company Indemnified Person, the amount thereof (the “Claim Amount”); provided that, the failure to give such Notice of Claim shall not affect the rights of the Company Indemnified Person hereunder, except to the extent that the Indemnifying Person shall have been actually and materially prejudiced by reason of such failure. Any Notice of Claim delivered pursuant to this Section 8.4(a) may be supplemented, and any Claim Amount may be increased, added or supplemented, at a later date by the Company Indemnified Person. (b) If the Indemnifying Person objects to such Non-Third Party Claim or Claim Amount, or any portion thereof, as specified in such Notice of Claim, the Indemnifying Person shall, within 30 days after receipt of any such Notice of Claim, deliver to the Company Indemnified 26

Person, a written notice (a “Reply Certificate”), (i) noting, in reasonable detail, its objection to the applicable Non-Third Party Claim or Claim Amount or any portion thereof, and (ii) specifying in reasonable detail, to the extent practicable, the nature and basis for such objection. Any Reply Certificate delivered pursuant to this Section 8.4(b) may be supplemented at a later date by the Indemnifying Person. (c) If a Reply Certificate is not timely delivered by the Indemnifying Person in accordance with Section 8.4(b) with respect to any Notice of Claim, or if the Indemnifying Person timely delivers a Reply Certificate and does not object to a portion of the Non-Third Party Claim or Claim Amount in such Reply Certificate or a supplement thereto, then the Indemnifying Person shall be deemed to have acknowledged its obligation to indemnify the Company Indemnified Person, as applicable, in full for the Claim Amount specified in such Notice of Claim with respect to the applicable Non-Third Party Claim (or the uncontested portion thereof), and the Indemnifying Person shall pay such Claim Amount (or the uncontested portion thereof) to the Company Indemnified Person, in accordance with Section 8.6(a). (d) If the Company Indemnified Person receives a timely Reply Certificate in accordance with Section 8.4(b), the Indemnifying Person shall not be required to pay the contested portion of any Claim Amount referred to in such Reply Certificate unless and until either (i) mutual agreement of the Company Indemnified Person and the Indemnifying Person has been reached as to the payment of the Claim Amount (or any other amount mutually agreed upon by such parties) or (ii) a final non-appealable Governmental Order or arbitral ruling of the International Centre for Dispute Resolution (the “ICDR”) has been entered pursuant to Section 9.6 resolving the Non-Third Party Claims contested in such Reply Certificate and indicating that the Company Indemnified Person is entitled to such Claim Amount. Section 8.5 Third Party Claims. The indemnity obligations of an Indemnifying Person pursuant to Section 8.2, in each case, resulting from any Claim by a Third Party in a Legal Proceeding (a “Third Party Claim”) shall be subject to the following terms and conditions: (a) A Company Indemnified Person seeking indemnification under this Article VIII in respect of a Third Party Claim shall give the Indemnifying Person notice of such Third Party Claim that is asserted against, imposed upon or incurred by the Company Indemnified Person and that may give rise to an obligation of such Indemnifying Person under this Article VIII stating (to the extent known or reasonably anticipated) the nature and basis of such Third Party Claim and the amount thereof promptly after such Company Indemnified Person receives any written notice of such Third Party Claim; provided that the failure to give such notice shall not affect the rights of the Company Indemnified Person hereunder except to the extent that the Indemnifying Person shall have been actually and materially prejudiced by reason of such failure. (b) Subject to Section 8.5(c), if the Indemnifying Person (i) agrees in writing to assume responsibility for all Indemnity Losses arising out of such Third Party Claim (with no reservation of any rights) and (ii) reasonably demonstrates to the Company Indemnified Person, in writing, the financial ability of the Indemnifying Person to provide full indemnification with respect to such Third Party Claim (including the ability to post any bond required), then the Indemnifying Person shall have the right to undertake, by counsel or other representatives of its own choosing (provided such counsel or other representative is reasonably satisfactory to the 27 1034377.14-CHISR01A - MSW Person, a written notice (a “Reply Certificate”), (i) noting, in reasonable detail, its objection to the applicable Non-Third Party Claim or Claim Amount or any portion thereof, and (ii) specifying in reasonable detail, to the extent practicable, the nature and basis for such objection. Any Reply Certificate delivered pursuant to this Section 8.4(b) may be supplemented at a later date by the Indemnifying Person. (c) If a Reply Certificate is not timely delivered by the Indemnifying Person in accordance with Section 8.4(b) with respect to any Notice of Claim, or if the Indemnifying Person timely delivers a Reply Certificate and does not object to a portion of the Non-Third Party Claim or Claim Amount in such Reply Certificate or a supplement thereto, then the Indemnifying Person shall be deemed to have acknowledged its obligation to indemnify the Company Indemnified Person, as applicable, in full for the Claim Amount specified in such Notice of Claim with respect to the applicable Non-Third Party Claim (or the uncontested portion thereof), and the Indemnifying Person shall pay such Claim Amount (or the uncontested portion thereof) to the Company Indemnified Person, in accordance with Section 8.6(a). (d) If the Company Indemnified Person receives a timely Reply Certificate in accordance with Section 8.4(b), the Indemnifying Person shall not be required to pay the contested portion of any Claim Amount referred to in such Reply Certificate unless and until either (i) mutual agreement of the Company Indemnified Person and the Indemnifying Person has been reached as to the payment of the Claim Amount (or any other amount mutually agreed upon by such parties) or (ii) a final non-appealable Governmental Order or arbitral ruling of the International Centre for Dispute Resolution (the “ICDR”) has been entered pursuant to Section 9.6 resolving the Non-Third Party Claims contested in such Reply Certificate and indicating that the Company Indemnified Person is entitled to such Claim Amount. Section 8.5 Third Party Claims. The indemnity obligations of an Indemnifying Person pursuant to Section 8.2, in each case, resulting from any Claim by a Third Party in a Legal Proceeding (a “Third Party Claim”) shall be subject to the following terms and conditions: (a) A Company Indemnified Person seeking indemnification under this Article VIII in respect of a Third Party Claim shall give the Indemnifying Person notice of such Third Party Claim that is asserted against, imposed upon or incurred by the Company Indemnified Person and that may give rise to an obligation of such Indemnifying Person under this Article VIII stating (to the extent known or reasonably anticipated) the nature and basis of such Third Party Claim and the amount thereof promptly after such Company Indemnified Person receives any written notice of such Third Party Claim; provided that the failure to give such notice shall not affect the rights of the Company Indemnified Person hereunder except to the extent that the Indemnifying Person shall have been actually and materially prejudiced by reason of such failure. (b) Subject to Section 8.5(c), if the Indemnifying Person (i) agrees in writing to assume responsibility for all Indemnity Losses arising out of such Third Party Claim (with no reservation of any rights) and (ii) reasonably demonstrates to the Company Indemnified Person, in writing, the financial ability of the Indemnifying Person to provide full indemnification with respect to such Third Party Claim (including the ability to post any bond required), then the Indemnifying Person shall have the right to undertake, by counsel or other representatives of its own choosing (provided such counsel or other representative is reasonably satisfactory to the 27 1034377.14-CHISR01A - MSW

Company Indemnified Person) the defense of such Third Party Claim at the Indemnifying Person’s sole risk and expense. (c) In the event that (i) the Indemnifying Person shall elect not to undertake such defense; (ii) the Indemnifying Person shall fail to undertake to defend such Third Party Claim, or diligently pursue or maintain such defense, within 30 days after delivery of notice by the Company Indemnified Person, as applicable, of such Third Party Claim; (iii) such Third Party Claim seeks non-monetary relief or involves criminal or quasi-criminal allegations or involves a Governmental Authority; (iv) it could reasonably be expected that such Third Party Claim may materially and adversely affect the Company Indemnified Person (as determined by such Person in good faith), other than as a result solely of money damages or other money payments; or (v) the Company Indemnified Person reasonably concludes that it and the Indemnifying Person have conflicting interests with respect to such Third Party Claim, then the Company Indemnified Person (upon further notice to the Indemnifying Person) shall have the right to undertake the defense, compromise or settlement of such Third Party Claim, by counsel or other representatives of its own choosing, on behalf of and without limiting the indemnification obligations of the Indemnifying Person under this Agreement. In the event that the Company Indemnified Person undertakes the defense of a Third Party Claim under this Section 8.5(c), the Indemnifying Person shall pay to the Company Indemnified Person, in addition to all other amounts required to be paid hereunder, the reasonable costs and expenses (including reasonable legal fees) incurred by the Company Indemnified Person in connection with the investigation, defense, compromise or settlement thereof as and when such costs and expenses are so incurred. Notwithstanding the foregoing, if the Indemnifying Person has satisfied the conditions set forth in clauses (i) and (ii) of Section 8.5(b) with respect to a Third Party Claim, the Company Indemnified Person shall not, without the Indemnifying Person’s consent (which consent shall not be unreasonably withheld, conditioned or delayed), settle or consent to the entry of a Governmental Order obligating the Indemnifying Person to pay any amounts with respect to such Third Party Claim. (d) Anything in this Section 8.5 to the contrary notwithstanding, the Indemnifying Person shall not, without the Company Indemnified Person’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed), settle or compromise any Third Party Claim or consent to the entry of any Governmental Order or arbitral ruling unless (i) the Indemnifying Person agrees in writing to pay all amounts payable pursuant to such settlement, compromise or Governmental Order or arbitral ruling as provided in this Agreement, (ii) such settlement, compromise or Governmental Order or arbitral ruling includes as an unconditional term thereof the giving by the claimant or the plaintiff to the Company Indemnified Person an irrevocable release from all Liability in respect of such Third Party Claim in form and substance satisfactory to the Company Indemnified Person, (iii) such settlement, compromise or Governmental Order or arbitral ruling would not result in the finding or admission of any violation of applicable Law, and (iv) such settlement, compromise or Governmental Order or arbitral ruling does not impose any injunctive relief or material operational restrictions on the Company Indemnified Person or admit to any wrongdoing by or on behalf of the Company Indemnified Person. 28 Company Indemnified Person) the defense of such Third Party Claim at the Indemnifying Person’s sole risk and expense. (c) In the event that (i) the Indemnifying Person shall elect not to undertake such defense; (ii) the Indemnifying Person shall fail to undertake to defend such Third Party Claim, or diligently pursue or maintain such defense, within 30 days after delivery of notice by the Company Indemnified Person, as applicable, of such Third Party Claim; (iii) such Third Party Claim seeks non-monetary relief or involves criminal or quasi-criminal allegations or involves a Governmental Authority; (iv) it could reasonably be expected that such Third Party Claim may materially and adversely affect the Company Indemnified Person (as determined by such Person in good faith), other than as a result solely of money damages or other money payments; or (v) the Company Indemnified Person reasonably concludes that it and the Indemnifying Person have conflicting interests with respect to such Third Party Claim, then the Company Indemnified Person (upon further notice to the Indemnifying Person) shall have the right to undertake the defense, compromise or settlement of such Third Party Claim, by counsel or other representatives of its own choosing, on behalf of and without limiting the indemnification obligations of the Indemnifying Person under this Agreement. In the event that the Company Indemnified Person undertakes the defense of a Third Party Claim under this Section 8.5(c), the Indemnifying Person shall pay to the Company Indemnified Person, in addition to all other amounts required to be paid hereunder, the reasonable costs and expenses (including reasonable legal fees) incurred by the Company Indemnified Person in connection with the investigation, defense, compromise or settlement thereof as and when such costs and expenses are so incurred. Notwithstanding the foregoing, if the Indemnifying Person has satisfied the conditions set forth in clauses (i) and (ii) of Section 8.5(b) with respect to a Third Party Claim, the Company Indemnified Person shall not, without the Indemnifying Person’s consent (which consent shall not be unreasonably withheld, conditioned or delayed), settle or consent to the entry of a Governmental Order obligating the Indemnifying Person to pay any amounts with respect to such Third Party Claim. (d) Anything in this Section 8.5 to the contrary notwithstanding, the Indemnifying Person shall not, without the Company Indemnified Person’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed), settle or compromise any Third Party Claim or consent to the entry of any Governmental Order or arbitral ruling unless (i) the Indemnifying Person agrees in writing to pay all amounts payable pursuant to such settlement, compromise or Governmental Order or arbitral ruling as provided in this Agreement, (ii) such settlement, compromise or Governmental Order or arbitral ruling includes as an unconditional term thereof the giving by the claimant or the plaintiff to the Company Indemnified Person an irrevocable release from all Liability in respect of such Third Party Claim in form and substance satisfactory to the Company Indemnified Person, (iii) such settlement, compromise or Governmental Order or arbitral ruling would not result in the finding or admission of any violation of applicable Law, and (iv) such settlement, compromise or Governmental Order or arbitral ruling does not impose any injunctive relief or material operational restrictions on the Company Indemnified Person or admit to any wrongdoing by or on behalf of the Company Indemnified Person. 28

Section 8.6 Additional Indemnification Provisions. (a) To the extent an Indemnity Loss gives rise to an Indemnity Claim by a Company Indemnified Person (i) under more than one provision of this Agreement (including, for example, multiple representations, warranties or covenants), such Company Indemnified Person may seek recovery under any or all such provisions and clauses, and (ii) under one or more provisions of this Agreement, such Company Indemnified Person shall be entitled to bring such Indemnity Claim under this Agreement notwithstanding that the Indemnity Loss may or may not also give rise to a Claim under another Transaction Document; provided that in the case of (i) and (ii), notwithstanding anything to the contrary herein or in any other Transaction Document, any Indemnity Loss under this Agreement shall be determined without duplication of recovery for the same Loss by reason of the state of facts giving rise to such Indemnity Loss constituting a breach of more than one representation, warranty, covenant or agreement of this Agreement or any other Transaction Document. (b) The amount for which any Indemnifying Person shall be liable with respect to any Indemnity Loss incurred by any Company Indemnified Person shall be reduced to the extent that such Company Indemnified Person shall theretofore have actually realized any proceeds (net of any costs or expenses expended by such Company Indemnified Person in seeking such proceeds, including the present value of any increases in insurance premiums) recovered from Third Parties (including insurers) with respect to such Indemnity Loss or any of the events, conditions, facts or circumstances resulting in such Indemnity Loss. (c) In any case where a Company Indemnified Person or any of its Affiliates recovers from Third Parties any payments in respect of a matter with respect to which an Indemnifying Person has indemnified and paid it pursuant to this Article VIII such Company Indemnified Person will promptly pay over to the Indemnifying Person the amount so recovered, received or accrued (net of any reasonable costs to such Company Indemnified Person to obtain such recovery), but not in excess of any amount previously so paid by the Indemnifying Person to or on behalf of the Company Indemnified Person in respect of such matter. (d) If any Person is required to withhold or deduct any Taxes from or in respect of any amount payable pursuant to this Article VIII, the amount payable by such Person shall be increased as may be necessary so that after withholding or deducting all Taxes, including withholdings or deductions applicable to any additional amount payable under this Section 8.6(d), the recipient of any such payment receives a net amount equal to the amount it would have been entitled to receive it no such Taxes had been withheld or deducted. (e) All amounts owed by an Indemnifying Person under this Article VIII shall be paid promptly (but in any event within five Business Days from the date of determination of such amounts owed) by the Indemnifying Person through wire transfer of immediately available funds to the account designated in writing by the Company Indemnified Person entitled to such payment. Section 8.7 Exclusive Remedies. Other than (a) with respect to any right a Party may have to injunctive relief or specific performance (including pursuant to Section 9.6), or (b) in the case of Fraud, the Members acknowledge and agree that the indemnification provisions of Article 29 1034377.14-CHISR01A - MSW Section 8.6 Additional Indemnification Provisions. (a) To the extent an Indemnity Loss gives rise to an Indemnity Claim by a Company Indemnified Person (i) under more than one provision of this Agreement (including, for example, multiple representations, warranties or covenants), such Company Indemnified Person may seek recovery under any or all such provisions and clauses, and (ii) under one or more provisions of this Agreement, such Company Indemnified Person shall be entitled to bring such Indemnity Claim under this Agreement notwithstanding that the Indemnity Loss may or may not also give rise to a Claim under another Transaction Document; provided that in the case of (i) and (ii), notwithstanding anything to the contrary herein or in any other Transaction Document, any Indemnity Loss under this Agreement shall be determined without duplication of recovery for the same Loss by reason of the state of facts giving rise to such Indemnity Loss constituting a breach of more than one representation, warranty, covenant or agreement of this Agreement or any other Transaction Document. (b) The amount for which any Indemnifying Person shall be liable with respect to any Indemnity Loss incurred by any Company Indemnified Person shall be reduced to the extent that such Company Indemnified Person shall theretofore have actually realized any proceeds (net of any costs or expenses expended by such Company Indemnified Person in seeking such proceeds, including the present value of any increases in insurance premiums) recovered from Third Parties (including insurers) with respect to such Indemnity Loss or any of the events, conditions, facts or circumstances resulting in such Indemnity Loss. (c) In any case where a Company Indemnified Person or any of its Affiliates recovers from Third Parties any payments in respect of a matter with respect to which an Indemnifying Person has indemnified and paid it pursuant to this Article VIII such Company Indemnified Person will promptly pay over to the Indemnifying Person the amount so recovered, received or accrued (net of any reasonable costs to such Company Indemnified Person to obtain such recovery), but not in excess of any amount previously so paid by the Indemnifying Person to or on behalf of the Company Indemnified Person in respect of such matter. (d) If any Person is required to withhold or deduct any Taxes from or in respect of any amount payable pursuant to this Article VIII, the amount payable by such Person shall be increased as may be necessary so that after withholding or deducting all Taxes, including withholdings or deductions applicable to any additional amount payable under this Section 8.6(d), the recipient of any such payment receives a net amount equal to the amount it would have been entitled to receive it no such Taxes had been withheld or deducted. (e) All amounts owed by an Indemnifying Person under this Article VIII shall be paid promptly (but in any event within five Business Days from the date of determination of such amounts owed) by the Indemnifying Person through wire transfer of immediately available funds to the account designated in writing by the Company Indemnified Person entitled to such payment. Section 8.7 Exclusive Remedies. Other than (a) with respect to any right a Party may have to injunctive relief or specific performance (including pursuant to Section 9.6), or (b) in the case of Fraud, the Members acknowledge and agree that the indemnification provisions of Article 29 1034377.14-CHISR01A - MSW

VIII shall be the sole and exclusive remedies of the Company Indemnified Persons for any Claims for monetary relief related to any breach of any representation, warranty, covenant or other obligation in this Agreement by either Member; provided, for the avoidance of doubt, that this Section 8.7 shall not limit any rights or remedies of either Member or the Company under the LLC Agreement. ARTICLE IX MISCELLANEOUS Section 9.1 Expenses. Except as otherwise expressly provided herein, all costs and expenses, including fees and disbursements of legal counsel, financial advisors and accountants, incurred in connection with the Transaction Documents and the transactions contemplated by the Transaction Documents shall be borne by the Party incurring such costs and expenses; provided that the Company shall be responsible for all transfer, documentary, real property transfer, share transfer, sales, use, value added, stamp, registration and other similar Taxes incurred in connection with the transactions contemplated by this Agreement. Section 9.2 Amendment; Waiver. No amendment, supplement or modification of this Agreement (whether direct or indirect) shall be effective unless each of the Members (a) has been provided at least 30 days prior written notice of such proposed amendment, supplement or modification in accordance with Section 9.10 prior to its execution in accordance with the immediately following clause (b) and (b) has signed a written instrument expressly referencing this Agreement and the specific provisions hereof that are intended to be so amended, supplemented or modified and consenting to such amendment, supplement or modification. Any purported amendment, supplement or modification that fails to comply with the foregoing shall be null and void ab initio. Any failure by a Party to comply with any obligation, covenant, agreement or condition herein may be waived by the other parties hereto only by a written instrument signed by the party granting such waiver, and such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure to comply with this Agreement. Section 9.3 Assignment; Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by the Company or either of the Members (whether by merger, operation of Law or otherwise) without the prior written consent of the Company and the other Member and any purported assignment in violation of this Section 9.3 shall be void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assignees. Section 9.4 No Third-Party Beneficiaries. Except as set forth in Article VIII, this Agreement is for the sole benefit of the Company, the Members and Embraer Parent and their successors and permitted assigns, and nothing in this Agreement or any other Transaction Document is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever whether under Law or otherwise, including any right of employment for any specified period, under or by reason of this Agreement. Section 9.5 Governing Law. This Agreement and the rights and obligations of the Parties arising out of or relating hereto shall be governed by and construed in accordance with the 30 VIII shall be the sole and exclusive remedies of the Company Indemnified Persons for any Claims for monetary relief related to any breach of any representation, warranty, covenant or other obligation in this Agreement by either Member; provided, for the avoidance of doubt, that this Section 8.7 shall not limit any rights or remedies of either Member or the Company under the LLC Agreement. ARTICLE IX MISCELLANEOUS Section 9.1 Expenses. Except as otherwise expressly provided herein, all costs and expenses, including fees and disbursements of legal counsel, financial advisors and accountants, incurred in connection with the Transaction Documents and the transactions contemplated by the Transaction Documents shall be borne by the Party incurring such costs and expenses; provided that the Company shall be responsible for all transfer, documentary, real property transfer, share transfer, sales, use, value added, stamp, registration and other similar Taxes incurred in connection with the transactions contemplated by this Agreement. Section 9.2 Amendment; Waiver. No amendment, supplement or modification of this Agreement (whether direct or indirect) shall be effective unless each of the Members (a) has been provided at least 30 days prior written notice of such proposed amendment, supplement or modification in accordance with Section 9.10 prior to its execution in accordance with the immediately following clause (b) and (b) has signed a written instrument expressly referencing this Agreement and the specific provisions hereof that are intended to be so amended, supplemented or modified and consenting to such amendment, supplement or modification. Any purported amendment, supplement or modification that fails to comply with the foregoing shall be null and void ab initio. Any failure by a Party to comply with any obligation, covenant, agreement or condition herein may be waived by the other parties hereto only by a written instrument signed by the party granting such waiver, and such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure to comply with this Agreement. Section 9.3 Assignment; Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by the Company or either of the Members (whether by merger, operation of Law or otherwise) without the prior written consent of the Company and the other Member and any purported assignment in violation of this Section 9.3 shall be void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assignees. Section 9.4 No Third-Party Beneficiaries. Except as set forth in Article VIII, this Agreement is for the sole benefit of the Company, the Members and Embraer Parent and their successors and permitted assigns, and nothing in this Agreement or any other Transaction Document is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever whether under Law or otherwise, including any right of employment for any specified period, under or by reason of this Agreement. Section 9.5 Governing Law. This Agreement and the rights and obligations of the Parties arising out of or relating hereto shall be governed by and construed in accordance with the 30

Laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of New York. Section 9.6 Arbitration. (a) Except as otherwise explicitly set forth herein, any dispute, controversy or Claim arising out of, relating to or in connection with this Agreement (a “Dispute”) shall be referred to and finally and definitely settled by arbitration administered by the ICDR in accordance with its International Arbitration Rules (the “ICDR Rules”), except as expressly modified by this Section 9.6. (b) The arbitration shall be conducted in the English language and the seat of the arbitration shall be in New York City (in the New York County), New York, United States. (c) If, considering both claims and counterclaims as expressly estimated in the “Notice of Arbitration” and the “Answer” thereto (as those terms are defined in the ICDR Rules), the total amount in dispute submitted to arbitration is less than the amount of (or equivalent to) one million U.S. dollars ($1,000,000), and there is no Claim for injunctive or equitable relief, then the arbitration shall be resolved by one arbitrator appointed as set forth in Section 9.6(d). In all other cases, the arbitration shall be resolved by three arbitrators appointed as set forth in Section 9.6(e). There shall be no ex parte communications between the Parties and (i) the arbitrators, or (ii) the arbitrator candidates included on the lists provided pursuant to the process described in Section 9.6(d) and Section 9.6(e). (d) If the arbitration is to be resolved by one arbitrator as set forth in Section 9.6(c), then such arbitrator shall be selected after the filing of the Answer using the ICDR list method established in the ICDR Rules, except that the ICDR shall provide a second list (i) if the parties to arbitration fail to agree on any of the Persons listed, (ii) if acceptable arbitrators are unable or unavailable to act, or (iii) if the appointment cannot be made from the initially submitted list for any other reason, within 15 days from the receipt of the first list of arbitrators by the Parties. Prior to preparing the lists of arbitrators to be used for the selection of the arbitral tribunal, the ICDR shall consult with the Parties and take into consideration the need for any particular expertise or knowledge that the arbitrators should have to resolve the Dispute. (e) If the arbitration is to be resolved by three arbitrators as set forth in Section 9.6(c), then the three arbitrators shall be selected after the filing of the Answer using the ICDR list method established in the ICDR Rules, except as modified herein. The parties to the arbitration shall first attempt to agree on three arbitrators from the initial list provided by the ICDR. If the parties to the arbitration fail to reach an agreement on all three arbitrators within 15 days of the parties receiving the initial list of arbitrators from the ICDR, each Party shall nominate one arbitrator from such list. Neither the ICDR nor the Parties shall communicate to the arbitrators which Party nominated them. The third arbitrator shall be appointed pursuant to the ICDR list method, except that the ICDR shall provide a second list if the appointment cannot be made from the remaining arbitrators identified on the initial list within 15 days of receipt of the first list of arbitrators by the Parties. If the parties to the arbitration are unable to select the third arbitrator 31 1034377.14-CHISR01A - MSW Laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of New York. Section 9.6 Arbitration. (a) Except as otherwise explicitly set forth herein, any dispute, controversy or Claim arising out of, relating to or in connection with this Agreement (a “Dispute”) shall be referred to and finally and definitely settled by arbitration administered by the ICDR in accordance with its International Arbitration Rules (the “ICDR Rules”), except as expressly modified by this Section 9.6. (b) The arbitration shall be conducted in the English language and the seat of the arbitration shall be in New York City (in the New York County), New York, United States. (c) If, considering both claims and counterclaims as expressly estimated in the “Notice of Arbitration” and the “Answer” thereto (as those terms are defined in the ICDR Rules), the total amount in dispute submitted to arbitration is less than the amount of (or equivalent to) one million U.S. dollars ($1,000,000), and there is no Claim for injunctive or equitable relief, then the arbitration shall be resolved by one arbitrator appointed as set forth in Section 9.6(d). In all other cases, the arbitration shall be resolved by three arbitrators appointed as set forth in Section 9.6(e). There shall be no ex parte communications between the Parties and (i) the arbitrators, or (ii) the arbitrator candidates included on the lists provided pursuant to the process described in Section 9.6(d) and Section 9.6(e). (d) If the arbitration is to be resolved by one arbitrator as set forth in Section 9.6(c), then such arbitrator shall be selected after the filing of the Answer using the ICDR list method established in the ICDR Rules, except that the ICDR shall provide a second list (i) if the parties to arbitration fail to agree on any of the Persons listed, (ii) if acceptable arbitrators are unable or unavailable to act, or (iii) if the appointment cannot be made from the initially submitted list for any other reason, within 15 days from the receipt of the first list of arbitrators by the Parties. Prior to preparing the lists of arbitrators to be used for the selection of the arbitral tribunal, the ICDR shall consult with the Parties and take into consideration the need for any particular expertise or knowledge that the arbitrators should have to resolve the Dispute. (e) If the arbitration is to be resolved by three arbitrators as set forth in Section 9.6(c), then the three arbitrators shall be selected after the filing of the Answer using the ICDR list method established in the ICDR Rules, except as modified herein. The parties to the arbitration shall first attempt to agree on three arbitrators from the initial list provided by the ICDR. If the parties to the arbitration fail to reach an agreement on all three arbitrators within 15 days of the parties receiving the initial list of arbitrators from the ICDR, each Party shall nominate one arbitrator from such list. Neither the ICDR nor the Parties shall communicate to the arbitrators which Party nominated them. The third arbitrator shall be appointed pursuant to the ICDR list method, except that the ICDR shall provide a second list if the appointment cannot be made from the remaining arbitrators identified on the initial list within 15 days of receipt of the first list of arbitrators by the Parties. If the parties to the arbitration are unable to select the third arbitrator 31 1034377.14-CHISR01A - MSW from the second list provided by the ICDR, then such third arbitrator shall be appointed by the ICDR. (f) The arbitral tribunal, or the emergency arbitrator as provided in the ICDR Rules, shall have the power to grant any remedy or relief that it deems appropriate, including specific performance and penalties in the event of non-compliance with its orders or awards, as well as interim, conservatory or provisional measures. The Parties undertake to comply with any interim award or Governmental Order granting such provisional measures without delay and any such measures may be enforced in any court of competent jurisdiction. (g) By agreeing to arbitration, the Parties do not intend to deprive any court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment, or other interim Governmental Order in aid of arbitration proceedings, or to issue Governmental Orders in connection with the enforcement of any award. The Parties shall be entitled to seek injunctive, provisional, or other equitable relief in any court of competent jurisdiction pending the commencement or determination of any arbitration proceedings, and exercising any such right shall not be deemed (i) incompatible with the agreement to arbitrate as set forth in this Section 9.6 or (ii) a waiver of the right to arbitrate. (h) All arbitration proceedings pursuant to this Section 9.6 shall be confidential and shall not be disclosed except as, and only to the extent, necessary to prepare for or conduct the arbitration hearing on the merits, as required by applicable Law, or required in connection with any court application for interim relief or post-arbitration confirmation or enforcement proceedings. (i) Any award rendered by the arbitral tribunal in any arbitration proceeding pursuant to this Section 9.6 shall be in writing, be reasoned and determine a final term for compliance with its decision by the Parties and shall be final and binding on the parties thereto, and judgment thereon may be entered in any court of competent jurisdiction. Notwithstanding anything herein to the contrary, the arbitrators shall not make decisions on the basis of equity (equidade). (j) In no event will any of the Parties be required to pay defeated fees (honorários de sucumbência) to the attorneys of the prevailing Party. Section 9.7 Severability. If any provision of this Agreement or the application of any provision hereof to any circumstances is held invalid, unenforceable, or otherwise illegal by a court of competent jurisdiction, the remainder of this Agreement and the application of such provision to other circumstances shall not be affected. Upon any such determination that any term or other provision is invalid, unenforceable, or otherwise illegal, the Company and the Members shall negotiate in good faith to modify this Agreement to the extent (and only to the extent) necessary to make it valid, enforceable and legal and still effect the original intent of the Company and the Members, as expressed in the terms hereof, and the Parties undertake to execute any amendment to this Agreement, in accordance with Section 9.2, that is agreed to by the Parties reflecting any changes agreed upon by the Parties. 32 from the second list provided by the ICDR, then such third arbitrator shall be appointed by the ICDR. (f) The arbitral tribunal, or the emergency arbitrator as provided in the ICDR Rules, shall have the power to grant any remedy or relief that it deems appropriate, including specific performance and penalties in the event of non-compliance with its orders or awards, as well as interim, conservatory or provisional measures. The Parties undertake to comply with any interim award or Governmental Order granting such provisional measures without delay and any such measures may be enforced in any court of competent jurisdiction. (g) By agreeing to arbitration, the Parties do not intend to deprive any court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment, or other interim Governmental Order in aid of arbitration proceedings, or to issue Governmental Orders in connection with the enforcement of any award. The Parties shall be entitled to seek injunctive, provisional, or other equitable relief in any court of competent jurisdiction pending the commencement or determination of any arbitration proceedings, and exercising any such right shall not be deemed (i) incompatible with the agreement to arbitrate as set forth in this Section 9.6 or (ii) a waiver of the right to arbitrate. (h) All arbitration proceedings pursuant to this Section 9.6 shall be confidential and shall not be disclosed except as, and only to the extent, necessary to prepare for or conduct the arbitration hearing on the merits, as required by applicable Law, or required in connection with any court application for interim relief or post-arbitration confirmation or enforcement proceedings. (i) Any award rendered by the arbitral tribunal in any arbitration proceeding pursuant to this Section 9.6 shall be in writing, be reasoned and determine a final term for compliance with its decision by the Parties and shall be final and binding on the parties thereto, and judgment thereon may be entered in any court of competent jurisdiction. Notwithstanding anything herein to the contrary, the arbitrators shall not make decisions on the basis of equity (equidade). (j) In no event will any of the Parties be required to pay defeated fees (honorários de sucumbência) to the attorneys of the prevailing Party. Section 9.7 Severability. If any provision of this Agreement or the application of any provision hereof to any circumstances is held invalid, unenforceable, or otherwise illegal by a court of competent jurisdiction, the remainder of this Agreement and the application of such provision to other circumstances shall not be affected. Upon any such determination that any term or other provision is invalid, unenforceable, or otherwise illegal, the Company and the Members shall negotiate in good faith to modify this Agreement to the extent (and only to the extent) necessary to make it valid, enforceable and legal and still effect the original intent of the Company and the Members, as expressed in the terms hereof, and the Parties undertake to execute any amendment to this Agreement, in accordance with Section 9.2, that is agreed to by the Parties reflecting any changes agreed upon by the Parties. 32

Section 9.8 Counterparts; Electronic Delivery. This Agreement may be executed and delivered in two or more separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement, the agreements referred to herein, and each other agreement, consent or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a photographic, portable document format (.pdf), facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. Section 9.9 Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning. The use of the word “including” in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words “or,” “either” and “any” shall not be exclusive. The word “extent” in the phrase “to the extent” shall convey the concept of degree, and such phrase shall not mean simply “if”. Except as otherwise indicated, all references in this Agreement to “Schedules,” “Sections” and “Exhibits” are intended to refer to Schedules, Sections and Exhibits to this Agreement. The terms “hereof,” “hereunder,” “herein” and words of similar import will refer to this Agreement as a whole and not to any particular provision of this Agreement. The use of the word “threatened” in this Agreement shall be deemed followed by “in writing.” All references to “dollars” or “$” shall be to U.S. dollars. All references to “R$” shall be to Brazilian Reais. References to any provisions of Law shall be construed as references to such provisions as amended, expanded, consolidated or reissued, or as their applicability may be altered from time to time by other rules, and shall include any provision from which they originate (with or without modifications), regulations, instruments or other legal rules subordinate thereto. References to any period of days shall be deemed to be the relevant number of calendar (unless Business Days are specified), provided that all references to terms or periods in this Agreement shall be counted excluding the date of the event that causes such term or period to begin and including the last day of the relevant term or period. All periods provided for in this Agreement ending on a day that is not a Business Day shall be automatically extended to the first subsequent Business Day. This Agreement shall be construed as if drafted jointly by the Parties. Section 9.10 Notices. All notices hereunder shall be in writing and shall be deemed to have been duly given or made (i) as of the date delivered if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) or sent by overnight courier (providing proof of delivery) or (ii) as of the date transmitted if sent by electronic transmission to the following electronic mail addresses, in each case, to the addresses below (or at such other contact information for a party hereto as shall be specified by like notice): 33 1034377.14-CHISR01A - MSW Section 9.8 Counterparts; Electronic Delivery. This Agreement may be executed and delivered in two or more separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement, the agreements referred to herein, and each other agreement, consent or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a photographic, portable document format (.pdf), facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. Section 9.9 Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning. The use of the word “including” in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words “or,” “either” and “any” shall not be exclusive. The word “extent” in the phrase “to the extent” shall convey the concept of degree, and such phrase shall not mean simply “if”. Except as otherwise indicated, all references in this Agreement to “Schedules,” “Sections” and “Exhibits” are intended to refer to Schedules, Sections and Exhibits to this Agreement. The terms “hereof,” “hereunder,” “herein” and words of similar import will refer to this Agreement as a whole and not to any particular provision of this Agreement. The use of the word “threatened” in this Agreement shall be deemed followed by “in writing.” All references to “dollars” or “$” shall be to U.S. dollars. All references to “R$” shall be to Brazilian Reais. References to any provisions of Law shall be construed as references to such provisions as amended, expanded, consolidated or reissued, or as their applicability may be altered from time to time by other rules, and shall include any provision from which they originate (with or without modifications), regulations, instruments or other legal rules subordinate thereto. References to any period of days shall be deemed to be the relevant number of calendar (unless Business Days are specified), provided that all references to terms or periods in this Agreement shall be counted excluding the date of the event that causes such term or period to begin and including the last day of the relevant term or period. All periods provided for in this Agreement ending on a day that is not a Business Day shall be automatically extended to the first subsequent Business Day. This Agreement shall be construed as if drafted jointly by the Parties. Section 9.10 Notices. All notices hereunder shall be in writing and shall be deemed to have been duly given or made (i) as of the date delivered if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) or sent by overnight courier (providing proof of delivery) or (ii) as of the date transmitted if sent by electronic transmission to the following electronic mail addresses, in each case, to the addresses below (or at such other contact information for a party hereto as shall be specified by like notice): 33 1034377.14-CHISR01A - MSW

If to the Company: Prior to the Closing: EB Defense, LLC c/o Embraer S.A. Av. Presidente Juscelino Kubitschek 1909 th 14 floor – North Tower 04543-907 São Paulo, Brazil Attention: Commercial Vice President, Contracts & Offset Embraer Defense & Security Email: defesa.presidencia@embraer.com.br with a copy (which shall not constitute notice) to: The Boeing Company 100 N. Riverside Plaza Chicago, IL 60606 United States of America Attention: Anthony Kent Fisher, Vice President, Corporate and Strategic Development Edward J. Neveril, Chief Counsel of Mergers and Acquisitions Email: anthony.k.fisher@boeing.com edward.j.neveril@boeing.com After the Closing, notices shall be sent to the address of the Company (as set forth in the notice provisions of the LLC Agreement) and for the attention of the CEO of the Company, with copies (which shall not constitute notice) to: The Boeing Company 100 N. Riverside Plaza Chicago, IL 60606 United States of America Attention: Anthony Kent Fisher, Vice President, Corporate and Strategic Development Edward J. Neveril, Chief Counsel of Mergers and Acquisitions Email: anthony.k.fisher@boeing.com edward.j.neveril@boeing.com, and to: Embraer S.A. Av. Presidente Juscelino Kubitschek 1909 th 14 floor – North Tower 04543-907 São Paulo, Brazil 34 If to the Company: Prior to the Closing: EB Defense, LLC c/o Embraer S.A. Av. Presidente Juscelino Kubitschek 1909 th 14 floor – North Tower 04543-907 São Paulo, Brazil Attention: Commercial Vice President, Contracts & Offset Embraer Defense & Security Email: defesa.presidencia@embraer.com.br with a copy (which shall not constitute notice) to: The Boeing Company 100 N. Riverside Plaza Chicago, IL 60606 United States of America Attention: Anthony Kent Fisher, Vice President, Corporate and Strategic Development Edward J. Neveril, Chief Counsel of Mergers and Acquisitions Email: anthony.k.fisher@boeing.com edward.j.neveril@boeing.com After the Closing, notices shall be sent to the address of the Company (as set forth in the notice provisions of the LLC Agreement) and for the attention of the CEO of the Company, with copies (which shall not constitute notice) to: The Boeing Company 100 N. Riverside Plaza Chicago, IL 60606 United States of America Attention: Anthony Kent Fisher, Vice President, Corporate and Strategic Development Edward J. Neveril, Chief Counsel of Mergers and Acquisitions Email: anthony.k.fisher@boeing.com edward.j.neveril@boeing.com, and to: Embraer S.A. Av. Presidente Juscelino Kubitschek 1909 th 14 floor – North Tower 04543-907 São Paulo, Brazil 34

Attention: Commercial Vice President, Contracts & Offset
Embraer Defense & Security
E mail: defesa.presidencia@embraer.com.br

<u>If to Embraer</u>:

Embraer S.A.
Av. Presidente Juscelino Kubitschek 1909
14th floor – North Tower
04543-907 São Paulo, Brazil
Attention: Commercial Vice President, Contracts & Offset
Embraer Defense & Security
E mail: defesa.presidencia@embraer.com.br

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, New York 10036
United States of America
Attention: Paul T. Schnell, Esq.
Thomas W. Greenberg, Esq.
E-Mail: paul.schnell@skadden.com
thomas.greenberg@skadden.com

and:

Barbosa, Müssnich, Aragão Advogados
Av. Pres. Juscelino Kubitschek, 1455, 10 andar
São Paulo, SP 04543-011
Brazil
Attention: Paulo Cezar Aragão
Roberto Dias Carneiro
E-Mail: pca@bmalaw.com.br
roberto@bmalaw.com.br

<u>If to Boeing</u>:

The Boeing Company
100 N. Riverside Plaza
Chicago, Illinois 60606
United States of America
Attention: Anthony Kent Fisher, Vice President, Corporate and Strategic Development
Edward J. Neveril, Chief Counsel of Mergers and Acquisitions
Email: anthony.k.fisher@boeing.com

35

1034377.14-CHISR01A - MSW

edward.j.neveril@boeing.com with a copy (which shall not constitute notice) to: Kirkland & Ellis LLP 300 N. LaSalle Street Chicago, Illinois 60654 United States of America Attention: R. Scott Falk, P.C. Michael H. Weed, P.C. Joydeep Dasmunshi, Esq. Email: scott.falk@kirkland.com mweed@kirkland.com joydeep.dasmunshi@kirkland.com Section 9.11 Entire Agreement. The Transaction Documents collectively constitute the complete agreement among the Company, the Members and the other Parties, and supersede all prior agreements and understandings, both written and oral, between the parties hereto with respect to the transactions contemplated by this Agreement, unless otherwise specifically provided in a written instrument executed by the Parties expressly referencing this Agreement and this Section 9.11. Section 9.12 Public Announcements. Except as otherwise provided herein, prior to the Closing, (a) the Parties shall consult in advance with each other before issuing any press release or otherwise making any public disclosure or public statements with respect to this Agreement or the transactions contemplated hereunder; and (b) no such press release, public disclosure or public statement shall be made unless mutually agreed upon by the Parties or required by Law or applicable stock exchange regulation. Section 9.13 Parent Guarantees. (a) Boeing Parent Guarantee. Boeing Parent hereby irrevocably and unconditionally guarantees the complete performance in full of Boeing’s obligation to make its Closing Date Contribution under this Agreement. To the fullest extent permitted by applicable Law, Boeing Parent waives presentment to and protest to any other Person of any of the guaranteed obligations and also waives notice of acceptance of its guarantee and, except as set forth in this Section 9.13(a), any other defenses or benefits available to guarantors or sureties under applicable Law. The obligations of Boeing Parent hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, decree in bankruptcy or otherwise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the guaranteed obligations or otherwise. Notwithstanding any of the foregoing, nothing herein shall be deemed to waive or limit Boeing’s ability to assert any Claims, defenses or other rights that Boeing may have under this Agreement. (b) Embraer Parent Guarantee. Embraer Parent hereby irrevocably and unconditionally guarantees the complete performance in full of Embraer’s obligation to make its 36 edward.j.neveril@boeing.com with a copy (which shall not constitute notice) to: Kirkland & Ellis LLP 300 N. LaSalle Street Chicago, Illinois 60654 United States of America Attention: R. Scott Falk, P.C. Michael H. Weed, P.C. Joydeep Dasmunshi, Esq. Email: scott.falk@kirkland.com mweed@kirkland.com joydeep.dasmunshi@kirkland.com Section 9.11 Entire Agreement. The Transaction Documents collectively constitute the complete agreement among the Company, the Members and the other Parties, and supersede all prior agreements and understandings, both written and oral, between the parties hereto with respect to the transactions contemplated by this Agreement, unless otherwise specifically provided in a written instrument executed by the Parties expressly referencing this Agreement and this Section 9.11. Section 9.12 Public Announcements. Except as otherwise provided herein, prior to the Closing, (a) the Parties shall consult in advance with each other before issuing any press release or otherwise making any public disclosure or public statements with respect to this Agreement or the transactions contemplated hereunder; and (b) no such press release, public disclosure or public statement shall be made unless mutually agreed upon by the Parties or required by Law or applicable stock exchange regulation. Section 9.13 Parent Guarantees. (a) Boeing Parent Guarantee. Boeing Parent hereby irrevocably and unconditionally guarantees the complete performance in full of Boeing’s obligation to make its Closing Date Contribution under this Agreement. To the fullest extent permitted by applicable Law, Boeing Parent waives presentment to and protest to any other Person of any of the guaranteed obligations and also waives notice of acceptance of its guarantee and, except as set forth in this Section 9.13(a), any other defenses or benefits available to guarantors or sureties under applicable Law. The obligations of Boeing Parent hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, decree in bankruptcy or otherwise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the guaranteed obligations or otherwise. Notwithstanding any of the foregoing, nothing herein shall be deemed to waive or limit Boeing’s ability to assert any Claims, defenses or other rights that Boeing may have under this Agreement. (b) Embraer Parent Guarantee. Embraer Parent hereby irrevocably and unconditionally guarantees the complete performance in full of Embraer’s obligation to make its 36

Closing Date Contribution under this Agreement. To the fullest extent permitted by applicable Law, Embraer Parent waives presentment to and protest to any other Person of any of the guaranteed obligations and also waives notice of acceptance of its guarantee and, except as set forth in this Section 9.13(b), any other defenses or benefits available to guarantors or sureties under applicable Law. The obligations of Embraer Parent hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, decree in bankruptcy or otherwise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the guaranteed obligations or otherwise. Notwithstanding any of the foregoing, nothing herein shall be deemed to waive or limit Embraer’s ability to assert any Claims, defenses or other rights that Embraer may have under this Agreement. [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK] 37 1034377.14-CHISR01A - MSW Closing Date Contribution under this Agreement. To the fullest extent permitted by applicable Law, Embraer Parent waives presentment to and protest to any other Person of any of the guaranteed obligations and also waives notice of acceptance of its guarantee and, except as set forth in this Section 9.13(b), any other defenses or benefits available to guarantors or sureties under applicable Law. The obligations of Embraer Parent hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, decree in bankruptcy or otherwise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the guaranteed obligations or otherwise. Notwithstanding any of the foregoing, nothing herein shall be deemed to waive or limit Embraer’s ability to assert any Claims, defenses or other rights that Embraer may have under this Agreement. [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK] 37 1034377.14-CHISR01A - MSW

The undersigned have entered into this Contribution Agreement effective as of the date first written above. EB DEFENSE, LLC By: Embraer Aircraft Holding, Inc., its sole member Name: Its: BOEING EB DEFENSE, LLC By: The Boeing Company, its sole member Name: Its: THE BOEING COMPANY By: Name: Title: EMBRAER AIRCRAFT HOLDING, INC. By: Name: Title: EMBRAER S.A. By: Name: Title: The undersigned have entered into this Contribution Agreement effective as of the date first written above. EB DEFENSE, LLC By: Embraer Aircraft Holding, Inc., its sole member Name: Its: BOEING EB DEFENSE, LLC By: The Boeing Company, its sole member Name: Its: THE BOEING COMPANY By: Name: Title: EMBRAER AIRCRAFT HOLDING, INC. By: Name: Title: EMBRAER S.A. By: Name: Title: